Exhibit 10.52

AGREEMENT OF PURCHASE AND SALE

between

RT 70 HUDSON, LLC and
RT 70 HUDSON URBAN RENEWAL, LLC

Sellers

and
SSC IV INVESTOR, LLC and
SSC V INVESTOR, LLC

Buyer

EXHIBITS
A     -     Legal Description
B     -     Escrow Agreement
C     -     Schedule of Occupancy Lease
D     -     Schedule of Service Contracts
E     -     Diligence Checklist
F     -     Bill of Sale
G     -     Occupancy Lease Assignment
H     -     Landlord’s Land Lease Assignment
I     -     Tenant’s Building Lease Assignment
J     -     Tenant’s Land Lease Assignment

i

K     -     Landlord’s Building Lease Assignment
L     -     Financial Agreement Assignment
M     -     Assignment of Service Contracts
N     -     Form of Bargain and Sale Deed
O     -     Tenant Estoppel Certificate
P     -     Letters to Occupancy Tenant

ii

AGREEMENT OF PURCHASE AND SALE
THIS AGREEMENT OF PURCHASE AND SALE (this “Agreement”) made as of the 9th day of November, 2015, between RT 70 HUDSON, LLC, a Delaware limited liability company (“RT Hudson”) and RT 70 HUDSON URBAN RENEWAL, LLC, a New Jersey limited liability company (“RT Urban”), each having an address at c/o Chambers Street Properties at 47 Hulfish Street, Suite 210, Princeton, New Jersey 08542, Attn: Legal Department (collectively “Sellers”) and SSC IV INVESTOR, LLC (“Investor IV”) and SSC V INVESTOR, LLC (“Investor V”), each having an address at c/o Spear Street Capital, LLC, One Market Plaza, Spear Tower, Suite 4125, San Francisco, California 94105 (collectively, “Buyer”). .
RECITALS
A.    Sellers are the owner of that certain property having an address of 70 Hudson Street, Jersey City, New Jersey, located on the land more fully described in Exhibit A attached hereto and together with certain improvements situated thereon (collectively, the “Property”).
B.    Sellers desire to sell and convey the Property to Buyer and Buyer desires to purchase and acquire the Property from Sellers, upon the terms and subject to the conditions hereinafter set forth.
NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sellers and Buyer hereby agree as follows:
1.Definitions. The following words and terms, when used in this Agreement, shall have the respective meanings ascribed to them below unless the context otherwise requires:
“Affiliate” means any person or entity that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with Buyer or Seller, as the case may be. For the purposes of this definition, “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person or entity, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlling” and “controlled” have the meanings correlative to the foregoing.
“Authorities” means the various governmental and quasi-governmental bodies or agencies having jurisdiction over the Property or any portion thereof.
“Building Lease” means that certain Lease dated as of October 1, 1999, originally between Hartz Urban, as landlord, and Hartz Land, as tenant, a Memorandum of which dated April 25, 2000 was recorded May 23, 2000 in the Register’s Office in Deed Book 5620, page 333, as corrected by that certain Correction Memorandum of Lease dated as of April 25, 2000, between Hartz Urban, as landlord, and Hartz Land, as tenant, and recorded March 8, 2001 in the Register’s Office in Deed Book 5768, page 251. Hartz Urban assigned all of its right, title and interest under the Building Lease to RT Urban by that certain Assignment and Assumption of Landlord’s Interest in Lease dated April 11, 2011 and recorded April 13, 2011 in the Register’s Office in Deed Book 8786, page 734. Hartz Land assigned all of its right, title and interest under the Building Lease to RT Hudson by that certain Assignment and Assumption of Tenant’s

Interest in Lease dated April 11, 2011 and recorded April 13, 2011 in the Register’s Office in Deed Book 8786, page 745.
“Business Day” means any day other than a Saturday, Sunday or a legal holiday on which banks are required or permitted to be closed in Hudson County, New Jersey.
“Buyer’s Tax Exemption Entity” means an urban renewal entity to be formed by Buyer for the purpose of assuming the obligations of RT Urban under the Financial Agreement and being the recipient of all right, title and interest of RT Urban under the Land Lease and the Building Lease.
“City” means the City of Jersey City, New Jersey.
“Environmental Laws” means all federal, state, local and municipal environmental laws (including, without limitation, principles of common law), rules, statutes, directives, binding written interpretations, binding written policies, ordinances and regulations issued by any Authorities and in effect as of the date of this Agreement with respect to or which otherwise pertain to or affect the Property or any portion thereof, or the development, use, ownership, occupancy or operation of the Property or any portion thereof, and as some have been amended, modified or supplemented from time to time prior to and are in effect as of the date of this Agreement, including but not limited to CERCLA, the Hazardous Substances Transportation Act (49 U.S.C. § 1802 et seq.), RCRA, the Water Pollution Control Act (33 U.S.C. § 1251 et seq.), the Safe Drinking Water Act (42 U.S.C. § 300f et seq.), the Clean Air Act (42 U.S.C. § 7401 et seq.), the Toxic Substances Control Act (15 U.S.C. § 2601 et seq.), the Emergency Planning and Community Right-to-Know Act of 1986 (42 U.S.C. § 11001 et seq.), the Radon and Indoor Air Quality Research Act (42 U.S.C. § 7401 note, et seq.), comparable state and local laws, and any and all rules and regulations which are in effect as of the date of this Agreement under any and all of the aforementioned laws.
“Existing Loan” means that certain mortgage loan in the original principal amount of $124,000,000.00 and more fully described in that certain Assumption of Mortgage and Security Agreement dated as of April 11, 2011, among U.S. Bank National Association, as Trustee, as successor-in-interest to Bank of America, National Association, as successor by merger to LaSalle Bank National Association, as Trustee for the Registered Holders of LB-UBS Commercial Mortgage Trust 2006-C4, Commercial Mortgage Pass-Through Certificates, Series 2006-C4, 70 Hudson Street L.L.C., 70 Hudson Street Urban Renewal Associates, L.L.C., Hartz Financial Corp., RT 70 Hudson, LLC, RT 70 Hudson Urban Renewal, LLC, CBRE Operating Partnership, L.P. and CB Richard Ellis Realty Trust.
“Financial Agreement” means that certain Financial Agreement dated October 20, 1999, between Hartz Urban and the City. Hartz Urban assigned all of its right, title and interest under the Financial Agreement to RT Urban by that certain Assignment and Assumption Agreement (Tax Abatement Financial Agreement) dated April 11, 2011.
“Hartz Land” means 70 Hudson Street, L.L.C., a New Jersey limited liability company.
“Hartz Urban” means 70 Hudson Street Urban Renewal Associates, L.L.C., a New Jersey limited liability company.

“Land Lease” means that certain Lease dated as of October 1, 1999 between Hartz Land, as landlord, and Hartz Urban, as tenant, a Memorandum of which dated April 25, 2000, was recorded May 23, 2000 in the Register’s Office in Deed Book 5620, page 329, as corrected by that certain Correction Memorandum of Lease between Hartz Land, as landlord, and Hartz Urban, as tenant, dated as of February 22, 2001 and recorded March 8, 2001 in Deed Book 5768, page 246. By that certain Assignment and Assumption of Landlord’s Interest in Lease dated April 11, 2011 and recorded April 13, 2011 in the Register’s Office in Deed Book 8786, page 712, Hartz Land assigned all of its right, title and interest under the Land Lease to RT Hudson. Hartz Urban assigned all of its rights, title and interest under the Land Lease to RT Urban by that certain Assignment and Assumption of Tenant’s Interest in Lease dated April 11, 2011 and recorded April 13, 2011 in the Register’s Office in Deed Book 8786, page 723.
“Occupancy Lease” means that certain lease with the Occupancy Tenant more fully described in Exhibit C attached hereto and made a part hereof.
“Occupancy Tenant” means Long Island Holding A LLC.
“Register’s Office” means that certain Register of Deeds of Hudson County, New Jersey.
2.Agreement to Purchase and Sell; Deposit.
2.1Agreement to Purchase and Sell. Subject to and upon the terms and conditions contained in this Agreement, Sellers agree to sell and convey to Buyer and Buyer agrees to purchase from Sellers the Property for a total purchase price of One Hundred Eighteen Million and 00/100 Dollars ($118,000,000.00) (the “Purchase Price”).
2.2Deposit; Payment of Purchase Price. Within two (2) Business Days from the Effective Date, Buyer shall pay a good faith deposit in the amount of Eight Million and 00/100 Dollars ($8,000,000.00) (the “Deposit”) to First American Title Insurance Company (“Escrow Agent”) having an office at 666 Third Avenue, New York, NY 10017, Attention: Jennifer Panciera. Escrow Agent, by wire or intra-bank transfer of immediately available funds. Escrow Agent shall give prompt written confirmation to Sellers of Escrow Agent’s receipt of the Deposit. If the Deposit is not paid when due, Sellers shall have the right, at its option, to terminate this Agreement. The Deposit constitutes a deposit to be applied, subject to the provisions of this Agreement, toward the payment of the Purchase Price. The Deposit shall be invested and disbursed by Escrow Agent in accordance with the terms and conditions of the Escrow Agreement attached hereto as Exhibit B the (“Escrow Agreement”) and to be executed by Sellers, Buyer and the Escrow Agent. All interest earned on the Deposit shall be paid to the party entitled to receive the Deposit. Buyer shall pay Sellers by wire transfer of federal funds at the Closing (hereinafter defined) an amount (the “Closing Payment”) equal to (i) the Purchase Price, (ii) plus or minus net adjustments and prorations provided for in this Agreement, and (iii) minus the Deposit. The Deposit shall be disbursed by Escrow Agent to Sellers at the Closing.
3.Other Property Included in Purchase and Sale. In addition to the Property, all right, title and interest of Sellers, if any, in and to the following, to the extent that the same apply to the Property, shall be included within the term “Property”:

3.3all easements, rights of way, privileges, licenses, appurtenances and other rights and benefits running with the Property;
3.4all fixtures, machinery, equipment and other tangible personal property owned by Sellers (but not by tenants or subtenants of the Property or by Hulfish Managers, LLC (the “Property Manager”)) and attached and appurtenant to, or forming part of, the Property (the “Personal Property”);
3.5Sellers’ interest under the Occupancy Lease and (ii) all security deposits and advance rentals, if any, made under the Occupancy Lease;
3.6Sellers’ interest under the Financial Agreement, the Building Lease and the Land Lease;
3.7subject to Buyer's right to direct Seller to deliver notice of cancellation of any Service Contract in accordance with Section 14 below, all assignable service, utility, maintenance and other contracts and agreements in the name of any of Sellers or the Property Manager affecting the operation of the Property and listed in Exhibit D attached hereto (collectively, the “Service Contracts”), but expressly excluding therefrom the existing management and leasing agreement for the Property with Property Manager (the “Management Agreement”);
3.8all consents, authorizations, variances, licenses, permits and certificates of occupancy, if any, issued by any governmental authority with respect to the Property; and
3.9all intangible personal property, if any, owned by Sellers and related solely to the Property, including, without limitation, all warranties and guarantees; and all Property specific logos, trade or business names and telephone numbers.
3.10The term “Property” does not, however, include Sellers’ interest in and to all escrows, reserves, accounts or other impounds maintained by or on behalf of the lender under the Existing Loan (collectively, the “Accounts”). Upon the repayment in full of the Existing Loan, all monies held in the Accounts shall belong and be paid to Sellers.
4.Documents Furnished by Sellers; Confidentiality. Sellers, to the extent in Sellers’ possession or control, have delivered electronically (if available) or otherwise, copies of, or have made available at the Property or the offices of the Property Manager, for inspection by Buyer the following (collectively, the “Review Materials”): (i) the Occupancy Lease, (ii) the Service Contracts, (iii) the Existing Survey (as hereinafter defined), and (iv) the materials listed in Exhibit E attached hereto (the “Diligence Checklist”) as are within Sellers’ possession or control. The Review Materials, all other materials, reports, studies, books and records obtained or examined by or on behalf of Buyer pursuant to this Agreement, and the terms of this Agreement shall: (i) be held in strict confidence by Buyer; (ii) not be used for any purpose other than the investigation and evaluation of the Property by Buyer and its lenders, attorneys, investors, members, employees, agents, engineers, consultants and representatives (collectively, “Buyer’s Agents”); and (iii) not be disclosed, divulged or otherwise furnished to any other person or entity prior to the Closing except to Buyer’s Agents who need to know such information for the purpose of consummating this transaction, or as required by law. Buyer shall inform Buyer’s Agents of the confidential nature of the information related to the Property, Buyer shall cause Buyer’s Agents to treat such information confidentially, and Buyer shall be responsible and liable for any breach of the confidentiality provisions of this Agreement by Buyer or Buyer’s Agents. If this Agreement is terminated for any reason whatsoever, Buyer shall return to Sellers all of the Review Materials in the possession of Buyer and Buyer’s Agents. The provisions of this Section shall survive the termination of this Agreement.
5.Title.
5.1Title. Sellers have caused the Escrow Agent (also referred to herein as the “Title Company” to issue to Buyer (with a copy to Sellers) a title insurance commitment for the Property (the “Title Commitment”). The title insurance policy to be issued at the Closing by the Title Company pursuant to the Title Commitment (the “Title Policy”) shall be a standard New Jersey-approved ALTA 2006 form of owner’s policy. Sellers shall cause the Title Policy to be issued to Buyer subject to the Permitted Exceptions (hereinafter defined) and free and clear of all standard or general exceptions contained in the Title Commitment which the Title Company is permitted by applicable law to remove or modify upon delivery of a standard title affidavit from Sellers.
5.2Survey. Sellers have delivered to Buyer a copy of the existing “as-built” survey of the Property (the “Existing Survey”) dated October 13, 2010 and last revised March 26, 2011 and prepared by Dresdner Robin, Greg S. Gloor, P.L.S. Buyer has obtained a new survey, prepared by Control Point Associates, Inc., dated October 23, 2015, File No. 150516 (the “New Survey”) (with a copy to Sellers) certified to Buyer, Sellers and which will be certified to the Title Company prior to Closing.
5.3Title Defects. Buyer has reviewed the Title Commitment, the Existing Survey and the New Survey and has not identified any material claim, lien or exception set forth in the Title Commitment, the Existing Survey or the New Survey adversely affecting title to the Property and which Buyer is not willing to waive; provided, however, Sellers agree to cause the following exceptions to be removed from the Title Commitment at the Closing: Items 3, 7 and 8 of Schedule B-Section 1. Accordingly, Buyer accepts same.
5.4Permitted Title Exceptions. All items set forth in the Existing Survey, the New Survey and the Title Commitment, other than any objections specified in the Defects Notice (defined in Section 5.5 below) which Sellers elect in writing to cure or are required to cure as provided in Section 5.3 shall be deemed “Permitted Exceptions”.
5.5Subsequent Title Defects. Buyer may, at or prior to Closing, notify Sellers in writing of any claim, lien or exception, in each case first raised by the Title Company or otherwise revealed after the Effective Date of this Agreement (“Defects Notice”). If Buyer makes any objection that Buyer is permitted to make pursuant to the preceding sentence, then Sellers may, by giving notice to Buyer within five (5) Business Days after Sellers’ receipt of the applicable Defects Notice, elect either to cure such objection or not to cure such objection. Sellers shall be deemed to have elected not to cure any such objection unless Sellers elect or are obligated to cure any such objection in accordance with this Section 5.5. If Sellers elect or are obligated to cure any such objection, Sellers shall cure the title exception in question on or before the Closing Date in a manner reasonably acceptable to Buyer (causing a non-monetary exception to be omitted from the Title Commitment is acceptable to Buyer); provided, however, that if Sellers elect to cure any such objection, such objection is capable of cure and Sellers need time beyond the Closing Date to do so, then Sellers shall have the right to adjourn the Closing, upon written notice to Buyer, for up to ten (10) Business Days to effect such cure. If Sellers elect (or are deemed to have elected) not to remove any such objection (excluding any objection which Sellers are obligated to remove in accordance with Section 5.3 above), then Buyer shall have the right, by giving notice to Sellers within three (3) Business Days after Buyer's receipt of Sellers’ election notice (or the expiration of Sellers’ five (5) Business Day response period if Sellers do not respond), either to terminate this Agreement, and have the Deposit returned, or to withdraw such objection and accept title to the Property subject to the title or survey matter in question without reduction of the Purchase Price. If Buyer does not exercise the right to terminate this Agreement in accordance with this Section 5.5, then Buyer shall be deemed to have approved title to the Property, subject to the title matter in question without reduction of the Purchase Price, and withdrawn such objection. In the event that any objection is a mortgage or UCC Financing Statement granted by Sellers or a mechanic’s or materialmen’s lien or other encumbrance securing the payment in the aggregate of a readily ascertainable sum of money of up to $50,000.00, Sellers shall satisfy such defect(s) of record or, as an alternative to causing such defect(s) to be satisfied of record and provided that the Title Company agrees to omit such defect(s) from the Title Policy: (i) bond or cause to be bonded such defect(s); (ii) deliver or cause to be delivered to Buyer or the Title Company, on the date of the Closing, instruments in recordable form and sufficient to satisfy such defect(s) of record, together with the appropriate recording or filing costs; (iii) deposit or cause to be deposited with the Title Company sufficient monies, acceptable to and reasonably requested by the Title Company, to assure the obtaining and recording of a satisfaction of the defect(s); or (iv) subject to Buyer’s prior approval (not to be unreasonably withheld, conditioned or delayed), otherwise cause the Title Company to omit such defect(s) from the Title Policy. Notwithstanding the foregoing, neither notices of commencement of work to be performed by contractors or subcontractors engaged by the Occupancy Tenant and/or its subtenant(s) nor any liens filed with respect to any work performed by or on behalf of the Occupancy Tenant and/or its subtenant(s) shall constitute Defect(s) that Sellers must satisfy, except to the extent that such liens have been filed or recorded with respect to work that has not been paid for by the Occupancy Tenant or its subtenant(s) due to Sellers’ failure to pay to the Occupancy Tenant or its subtenants, or to their respective contractors or subcontractors, as applicable, any tenant improvement allowance required to be provided by any of Sellers in accordance with the Occupancy Lease.
6.Buyer’s Inspection of the Property.
6.1Inspection and Examination. Buyer and Buyer’s Agents have been given the right to (i) perform non-invasive physical tests (except that, upon Sellers’ prior written consent, which consent may be withheld in Sellers’ sole and absolute discretion, Buyer may perform minor intrusive testing to determine the presence of asbestos-containing materials, termites and other wood destroying insects, provided that all damage resulting therefrom is promptly repaired by Buyer at its sole expense (the “Repair Obligation”)); (ii) conduct any and all necessary engineering, environmental and other inspections at the Property and examine and evaluate the Review Materials and all other relevant agreements and documents within the possession of Sellers or subject to their control, as Buyer may reasonably request; and (iii)

contact governmental agencies concerning the Financial Agreement and any incentives available under the Grow N.J. Program and obtain governmental records and documents on the Property. Buyer is satisfied, in its sole discretion with the results of its investigation and evaluation of the Property, and, accordingly, Buyer accepts the Property. Buyer shall have the ongoing right to continue its investigation and evaluation of the Property, but Buyer shall not have the right to terminate this Agreement as a result of any further investigations or evaluation. The following provisions shall apply to Buyer’s prior investigation and evaluation of the Property and any future investigation and evaluation. No soil and/or ground water sampling shall be performed unless and until the location, scope and methodology of such sampling and the environmental consultant selected by Buyer to perform such sampling have all been approved by Sellers. Prior to conducting any such sampling, Buyer shall have a utility mark-out performed for the Property. Copies of all environmental and engineering reports prepared by or on behalf of Buyer with respect to the Property shall be provided promptly to Sellers upon request (the “Report Obligation”). With respect to Buyer’s right to inspect the Property, Buyer agrees that (i) Sellers shall receive at least forty-eight (48) hours’ prior written notice of each inspection, (ii) each inspection shall be performed during normal business hours or at such other times as Sellers and Buyer shall mutually agree and shall be subject to any special limitations on access to certain areas of the Property arising under the Occupancy Lease, (iii) Buyer and Buyer’s Agents shall not unreasonably interfere with the tenant, subtenants, guests, employees, occupants of the Property and the operation thereof, and (iv) Buyer and Buyer’s Agents shall fully comply with all applicable Laws and Regulations (hereinafter defined) of all governmental authorities having jurisdiction with respect to Buyer’s investigations on the Property and all its other activities undertaken in connection therewith; and (v) Buyer shall not permit any mechanics’ liens to be filed against the Property or any part thereof relating to the inspections performed on behalf of Buyer. Buyer or Buyer’s Agents shall not perform any such inspection or examination unless accompanied by Sellers or a representative of the Property Manager. The Repair Obligation and the Report Obligation shall survive the termination of this Agreement. Prior to any entry by Buyer or Buyer’s Agents on the Property to conduct the inspections and tests described above, Buyer shall obtain and maintain, at Buyer’s sole cost and expense, and shall deliver to Sellers evidence thereof (including, without limitation, a copy of a certificate evidencing each such insurance policy): (1) commercial general liability insurance, from an insurer reasonably acceptable to Sellers, in the amount of TWO MILLION and 00/100 Dollars ($2,000,000.00) combined single limit for personal injury and property damage per occurrence, such policy to name each of Sellers, CSP Operating Partnership, LP and Property Manager as an additional insured party, which insurance shall provide coverage against any claim for personal liability or property damage resulting from the inspections, tests, access to the Property or other activities of Buyer and Buyer’s Agents in connection with the performance of its due diligence; (2) property insurance insuring Buyer’s equipment against all perils; and (3) workers’ compensation insurance in amounts required by law. Buyer’s commercial general liability insurance shall be written on an occurrence basis, shall include a contractual liability endorsement that insures the Repair Obligation and Buyer’s indemnity obligations hereunder, and shall contain a waiver of subrogation provision consistent with the terms of this Section. Buyer hereby represents and warrants that it carries the insurance required under this Section. Sellers from time to time may establish reasonable rules of conduct for Buyer and Buyer’s agents in furtherance of the terms of this Section 6.1.

NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT, BUYER HEREBY WAIVES ANY AND ALL RIGHTS OF RECOVERY, CLAIM, ACTION OR CAUSE OF ACTION AGAINST SELLERS, THEIR AGENTS, EMPLOYEES, OFFICERS, DIRECTORS, PARTNERS, MEMBERS, SERVANTS OR SHAREHOLDERS FOR ANY LOSS OR DAMAGE TO BUYER’S PROPERTY BY REASON OF FIRE, THE ELEMENTS, OR ANY OTHER CAUSE WHICH IS COVERED OR COULD BE COVERED BY STANDARD “ALL-RISKS” PROPERTY INSURANCE, REGARDLESS OF CAUSE OR ORIGIN, INCLUDING NEGLIGENCE OF SELLERS, THEIR AGENTS, EMPLOYEES, OFFICERS, DIRECTORS, PARTNERS, MEMBERS, SERVANTS OR SHAREHOLDERS.
6.2Building Code Violations. To the extent that the Property is subject to building code violations (the “Code Violations”), Sellers agree that prior to the Closing they will pay all accrued fines and penalties with respect to the Code Violations and any new building code violations that occur between the date of this Agreement and the Closing Date (but not including any new building code violations arising from the acts or omissions of the Occupancy Tenant). In addition, Sellers agree that they will use commercially reasonable efforts to correct each of the Code Violations and cause the applicable governmental authority(ies) to issue the appropriate notice(s) of correction so that all of the Code Violations are corrected and closed out prior to the Closing Date. If Sellers are unable to correct the violations and close out such violation prior to the Closing, then Sellers shall provide Buyer with a credit, at Closing, against the Purchase Price in an amount equal to the sum of (i) the estimated costs to perform the work necessary to correct and close out any remaining Code Violations, including, without limitation, the reasonable estimated costs of a permit consultant to assist Buyer with correcting and closing out any remaining violations, all as reasonably determined by Buyer and Sellers, and (ii) the amount of any penalties and fines that are anticipated to accrue from and after the Closing Date until such time as any remaining violations are anticipated to be corrected and closed out, all as reasonably determined by Buyer and Sellers (the “Code Credit”). Notwithstanding anything herein to the contrary, the maximum aggregate amount that Sellers may be required to incur pursuant to this Section 6.2, including without limitation, for payment of fines and penalties, the cost of work and services necessary to correct and close out Code Violations, and the Code Credit, shall not exceed $250,000.00.
6.3Inspection Indemnity. Notwithstanding anything to the contrary contained in this Agreement, any investigation or examination of the Property performed by Buyer or Buyer’s Agents prior to the Closing shall be performed at the sole risk and expense of Buyer, and Buyer shall be solely responsible for the acts or omissions of any of Buyer’s Agents brought on, or to, the Property by Buyer. In addition, Buyer shall defend, indemnify and hold Sellers and any agent, advisor, representative, affiliate, employee, director, partner, member, beneficiary, investor, servant, shareholder, trustee or other person or entity acting on Sellers’ behalf or otherwise related to or affiliated with Sellers (collectively, “Sellers’ Related Parties”) harmless from and against all loss, expense (including, but not limited to, reasonable attorneys’ fees and court costs arising from the enforcement of this indemnity), damage and liability resulting from claims for personal injury, wrongful death or property damage against Sellers or any of Sellers’ Related Parties or any of the Property arising from or as a result of, any act or omission of Buyer or Buyer’s Agents in connection with any activities on or about, or inspection or examination of the Property by Buyer or Buyer’s Agents. The provisions of this Section 6.3 shall survive the Closing or the earlier termination of this Agreement.
6.4Condition. As a material inducement to Sellers to execute this Agreement, Buyer acknowledges, represents and warrants that, as of the Effective Date of this Agreement, (i) Buyer has fully examined and inspected the Property, including the construction, operation and leasing of the Property, together with the Review Materials and such other documents, reports, studies and materials with respect to the Property which Buyer deems necessary or appropriate in connection with its investigation and examination of the Property, (ii) Buyer has accepted and is fully satisfied in all respects with the foregoing and with the physical condition, value, presence/absence of hazardous or toxic materials, financing status, use, leasing, operation, tax status, income and expenses of the Property, (iii) the Property will be purchased by Buyer “AS IS” and “WHERE IS” and with all faults and, upon Closing, Buyer shall assume responsibility for the physical and environmental condition of the Property and (iv) Buyer has decided to purchase the Property solely on the basis of its own independent investigation. Except as expressly set forth herein or in any document executed by Sellers and delivered to Buyer pursuant to Section 9.2 (“Sellers’ Documents”), Sellers have not made, do not make, and have not authorized anyone else to make any representation as to the present or future physical condition, value, presence/absence of hazardous or toxic materials, financing status, leasing, operation, use, tax status, income and expenses or any other matter or thing pertaining to the Property, and Buyer acknowledges that no such representation or warranty has been made and that in entering into this Agreement it does not rely on any representation or warranty other than those expressly set forth in this Agreement or in Sellers’ Documents. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT OR IN SELLERS’ DOCUMENTS, SELLERS MAKE NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED OR ARISING BY OPERATION OF LAW, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF CONDITION, HABITABILITY, MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE OF THE PROPERTY. Sellers shall not be liable for or bound by any verbal or written statements, representations, real estate broker’s “setups” or information pertaining to the Property furnished by any real estate broker, agent, employee, servant or any other person unless the same are specifically set forth in this Agreement or in Sellers’ Documents. The provisions of this Section 6.4 shall survive the Closing. Nothing in this Section 6.4 or in Section 6.5 below shall constitute an indemnification of, or otherwise obligate Buyer to indemnify, Sellers with respect to any environmental liabilities or any Claims of third parties, in each case affecting the Property and arising as a result of any Seller’s own negligence or of any Released Parties (as defined in Section 6.5 below, existing as of the date immediately preceding the Closing Date.
6.5Release. Except for any Claims (as defined below) arising out of a breach or default by Sellers under this Agreement (including a breach of any of Sellers’ representations and warranties herein) or the closing documents of Sellers (including breach of any of Sellers’ indemnities contained therein) (“Excepted Claims”), Buyer and anyone claiming by, through or under Buyer hereby waive their right to recover from and fully and irrevocably release Sellers and Sellers’ employees, advisors, investors, beneficiaries, officers, trustees, shareholders, members, representatives, agents, servants, attorneys, affiliates, parents, subsidiaries, their successors and assigns, and all persons, firms, corporations and organizations acting on their behalf (“Released Parties”) from any and all claims, responsibility and/or liability that it may now have or hereafter acquire against any of the Released Parties for any and all costs, losses, claims, liabilities, damages, expenses, demands, debts, controversies, claims, actions or causes of actions (collectively, “Claims”) arising from or related to the condition (including any construction defects, errors, omissions or other conditions, latent or otherwise, and the presence in the soil, air, structures and surface and subsurface waters of materials or substances that have been or may in the future be deemed to be hazardous materials or otherwise toxic, hazardous, undesirable or subject to regulation and that may need to be specifically treated, handled and/or removed from the Property under current or future federal, state and local laws, regulations or guidelines or common law), valuation, salability or utility of the Property, the condition of title to the Property, compliance with any applicable federal, state or local law, rule or regulations or common law with respect to the Property, or the Property’s suitability for any purposes whatsoever, and any information furnished by the Released Parties in connection with this Agreement.
7.Representations and Warranties.
7.1Representations and Warranties of Sellers. Sellers make the following representations and warranties to Buyer, which representations and warranties shall be true and correct in all material respects on the day of the Closing:
7.1.1RT Hudson is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware. RT Urban is a limited liability company duly organized, validly existing and in good standing under the laws of the State of New Jersey.
7.1.2The execution, delivery and performance of this Agreement and all other documents, instruments and agreements now or hereafter to be executed and delivered by Sellers pursuant to this Agreement are within the limited liability company power of Sellers and have been duly authorized by all necessary or proper limited liability company action. Each of this Agreement and the closing documents to be executed and delivered by each Seller is a legal, valid and binding obligation of each Seller, enforceable against each Seller in accordance with its terms, subject to the effect of applicable bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws affecting the rights of creditors generally. Seller has not filed or been the subject of any filing of a petition under any federal or state bankruptcy or insolvency laws or for the reorganization of debtors.
7.1.3Neither RT Hudson or RT Urban is a “foreign person” as defined in Section 1445(f)(3) of the Internal Revenue Code of 1986, as amended (the “Code”).
7.1.4There is no suit, dispute, action or administrative proceeding of any kind pending against RT Hudson, RT Urban or the Property which, if adversely decided, would prevent the consummation of the transaction contemplated by this Agreement. Without limiting the generality of the foregoing, there are no actual or, to Sellers’ knowledge, threatened suits, actions or proceedings with respect to all or part of the Property (a) for condemnation or (b) with the exception of the Code Violations, alleging any material violation of any applicable law, regulation, ordinance or code (collectively, “Laws and Regulations”).

7.1.5With the exception of the Code Violations, neither RT Hudson or RT Urban has received any written notice or complaint (which remains uncured) from any governmental authority or third party stating that the Property violates any Laws and Regulations in any material respect.
7.1.6With respect to the Occupancy Lease:
(a)There are no tenant leases or tenancy agreements affecting the Property, or any portion thereof, other than the Occupancy Lease and any subleases thereunder that may have been entered into by the Occupancy Tenant with third parties;
(b)The Occupancy Lease is in full force and effect and has not been amended in any material respect. Neither RT Hudson or RT Urban has given, nor has RT Hudson or RT Urban received, any written notice of a material default under the Occupancy Lease that remains uncured (the foregoing does not apply to delinquencies in the payment of monthly rent that have existed for less than thirty (30) days or those certain letters attached hereto as Exhibit P);
(c)The tenant security deposit made under the Occupancy Lease is evidenced by irrevocable letter of credit No. GRP-TREAS-LC-00109 in the stated amount of $4,900,000 (the “Letter of Credit”). Seller is holding the Letter of Credit under the Occupancy Lease and has not drawn against the Letter of Credit;
(d)As of the Closing, Sellers will have paid in full all leasing, broker’s or finder’s commissions (including any commissions for renewal or expansion options that have been exercised by the tenant under the Occupancy Lease prior to the Closing), and tenant finish-out obligations, that are unpaid although presently due and payable by Sellers with respect to the Occupancy Lease; and
(e)To Seller’s knowledge, the copy of the Occupancy Lease delivered or made available by Sellers to Buyer is a true, correct and complete copy of the Occupancy Lease in all material respects.
7.1.7With respect to the Service Contracts:
(a)There are no material equipment leases or service, maintenance or other similar contracts or agreements affecting the Property, or any portion thereof, other than the Service Contracts and any equipment leases or other contracts or agreements that may have been entered into by the Occupancy Tenant (or subtenants of the tenant) of the Property with third parties; and
(b)Each Service Contract is in full force and effect and has not been amended in any material respect except as set forth in Exhibit D. Neither RT Hudson or RT Urban has given, nor has RT Hudson or RT Urban received, any written notice of a material default under any of the Service Contracts that remains uncured, except as set forth in Exhibit D.
7.1.8The Management Agreement will be terminated by Sellers as of the Closing without cost to Buyer.

7.1.9The Land Lease and the Building Lease are in full force and effect and to Sellers’ knowledge, have not been amended in any material respect. There are no defaults under the Land Lease or the Building Lease by either landlord or tenant.
7.1.10With respect to the New Jersey Industrial Site Recovery Act, as defined in N.J.S.A. 13:1K-6 et. seq., and the rules and regulations promulgated thereunder (“ISRA”), to Sellers’ knowledge: (i) no operations currently conducted at the Property render it an “industrial establishment” as contemplated by ISRA because such operations fall within a NAICS code that is not subject to ISRA and are covered under the exemptions codified at N.J.A.C. 7:26B-2.1(b)(2); (ii) the NAICS code covering the operations of Occupancy Tenant at the Property is NAICS # 531120; (iii) during Sellers’ ownership of the Property, the provisions of ISRA were not triggered; and (iv) the sale of the Property pursuant to this Agreement will not trigger the provisions of ISRA because the Property is not now and has not been (during the period of Sellers’ ownership) an “industrial establishment” as contemplated by ISRA and is implementing regulations. To Seller's knowledge, but except as expressly disclosed in any environmental reports provided to Buyer, no underground storage tanks of any kind are located in, on or under the Property. Except as expressly disclosed in any environmental reports provided to Buyer, Seller has not received any written notice from an Authority that Seller or the Property currently is in violation of any Environmental Laws.
7.1.11Except for Buyer, no Seller has granted or agreed in writing to grant to any person, and none of them is a party to, any outstanding option, contract right of first refusal or right of first offer with respect to a purchase or sale of the Property.
7.1.12No Seller has filed, nor has any Seller instructed anyone to file, notices of protest against, or to commence actions to review real property tax assessments ("Tax Proceedings") against the Property which are currently pending.
7.1.13No Seller has any employees.
7.1.14Each Seller and, to each Seller’s actual knowledge, each person or entity owning an interest in Seller is (1) not currently identified on the Specially Designated Nationals and Blocked Persons List maintained by the Office of Foreign Assets Control, Department of the Treasury and/or on any other similar list, (ii) not a person or entity with whom a citizen of the United States is prohibited to engage in transactions by any trade embargo, economic sanction, or other prohibition of United States law, regulation, or Executive Order of the President of the United States, and (iii) not an “Embargoed Person (as such term is defined in Section 7.3.3 below).”
7.1.15With respect to the Financial Agreement:
(a)The Financial Agreement is in full force and effect and has not been further amended in any respect.
(b)Neither RT Hudson or RT Urban have received any written notice of default from the City under the Financial Agreement that remains uncured.

(c)The copy of the Financial Agreement delivered or made available by Sellers to Buyer is a true, correct and complete copy of such Agreement in all material respects.
7.2Limitation of Sellers’ Representations. The representations and warranties of Sellers contained in Section 7.1 are made as of the Effective Date. Prior to the date of the Closing, Sellers shall notify Buyer of any modifications to such representations that are required to make such representations true in all material respects, including any modifications arising from actions taken in compliance with Section 14. If any representation of Sellers herein, although true as of the Effective Date, is no longer true at the Closing as a result of a matter, event or circumstance beyond Sellers’ reasonable control, Buyer may not consider same as an event of default hereunder; but rather, in such case, Buyer may, at Buyer’s option and as Buyer’s sole and exclusive remedy, terminate this Agreement and have the Deposit refunded by Escrow Agent, whereupon the parties hereto shall have no further rights, obligations or liabilities with respect to each other hereunder, except for the any rights and obligations that expressly survive herein. The representations and warranties set forth in Section 7.1 and in Sellers’ Documents shall survive the Closing to the date (the “Representation Termination Date”) occurring six (6) months after the date of the Closing, at which time such representations and warranties shall terminate and be of no further force or effect, except for any claims made prior to the Representation Termination Date as hereinafter set forth; provided, however, that the representations and warranties set forth in Section 7.1.1 through 7.1.3 shall survive the Closing for a period of one (1) year after the Closing Date. All other representations and warranties made by Sellers in this Agreement, unless expressly provided otherwise, shall not survive the Closing. In order to make a claim for damages based on the inaccuracy of any of the representations or warranties of Sellers contained in Section 6.1 or in Sellers’ Documents, promptly after discovery of any such inaccuracy (but in any event prior to the Representation Termination Date), Buyer shall notify Sellers in writing (a “Misrepresentation Notice”) that Buyer has discovered the existence of an inaccuracy in a warranty or representation (such Misrepresentation Notice to describe the inaccuracy in reasonable detail). Thereupon, the claim set forth in such Misrepresentation Notice shall continue to survive until final resolution or settlement thereof. No post-Closing claim for breach of any representation or warranty of Sellers shall be actionable or payable if the breach in question results from or is based on a condition, state of facts or other matter that was known to Buyer prior to the Closing (from whatever source as a result of Buyer’s due diligence tests, investigations and inspections of the Property, or otherwise disclosed in the Review Materials or other reports or studies obtained by Buyer, or from a disclosure by Sellers or Sellers’ agents and employees). Where representations and warranties are made in this Agreement to “Sellers’ knowledge,” such phrase shall mean and be limited to the current actual knowledge of Philip L. Kianka, the Executive Vice President of each of Sellers and Dennis Keyes, a Vice President of each of Sellers, such individuals having responsibility for oversight of the management, leasing and operation of the Property (collectively, “Sellers’ Representatives”); provided, however, that neither Philip L. Kianka or Dennis Keyes shall have any personal liability in connection with, or arising out of, any representation made by Sellers in this Agreement. For purposes of the representations and warranties made by Sellers in this Agreement and/or Sellers’ Documents, (1) “Sellers’ knowledge” shall not include that of any independent contractor hired by Sellers and (2) notices received by any independent contractor hired by Sellers and not delivered by such contractor to Sellers shall not be deemed to have been received by Sellers. Furthermore, Sellers’ knowledge shall not include any implied, imputed or constructive knowledge of Sellers’ Representatives (or either of them) and shall not constitute any representation that Sellers’ Representatives have made or are obligated to make any independent investigation or have any implied duty to investigate any matters relating to this Agreement.
7.3Representations and Warranties of Buyer. Buyer makes the following representations and warranties to Sellers, which representations and warranties shall be true and correct in all material respects on the date of the Closing:
7.3.1Each of Investor IV and Investor V is a duly organized, validly existing limited liability company and in good standing under the laws of the State of Delaware.
7.3.2The execution, delivery and performance of this Agreement and all other documents, instruments and agreements now or hereafter to be executed and delivered by Buyer pursuant to this Agreement are within the power of Buyer and have been duly authorized by all necessary or proper [limited liability company] action. This Agreement and the closing documents to be executed and delivered by Buyer is a legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms, subject to the effect of applicable bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws affecting the rights of creditors generally. Buyer has not filed or been the subject of any filing of a petition under any federal or state bankruptcy or insolvency laws or for the reorganization of debtors.
7.3.3Buyer and, to Buyer's actual knowledge, each person or entity owning an interest in Buyer is (1) not currently identified on the Specially Designated Nationals and Blocked Persons List maintained by the Office of Foreign Assets Control, Department of the Treasury and/or on any other similar list, (ii) not a person or entity with whom a citizen of the United States is prohibited to engage in transactions by any trade embargo, economic sanction, or other prohibition of United States law, regulation, or Executive Order of the President of the United States, and (iii) not an “Embargoed Person.” None of the funds or other assets of Buyer constitute property of, or are beneficially owned, directly or indirectly, by any Embargoed Person, and no Embargoed Person has any interest of any nature whatsoever in Buyer (whether directly or indirectly). The term “Embargoed Person” means any person, entity or government subject to trade restrictions under U.S. Law, including but not limited to, the International Emergency Economic Powers Act, 50 U.S.C. § 1701 et seq., The Trading With The Enemy Act, 50 U.S.C. App. 1 et seq., and any Executive Orders or regulations promulgated thereunder.
The representations and warranties of Buyer contained in this Section 7.3 shall survive the Closing to the Representation Termination Date, at which time such representations and warranties shall terminate and be of no further force or effect, except for any claims made prior to the Representation Termination Date, in the manner set forth in Section 7.2.
8.Conditions to Closing.
8.1Buyer’s Condition. Buyer’s obligation to close the transaction contemplated by this Agreement is subject to the satisfaction, at or prior to the Closing, of the following condition precedent, which Buyer may waive in writing (the “Tenant Estoppel Condition”).

8.1.1Tenant Estoppel Certificate. That Sellers shall have obtained and delivered to Buyer an executed tenant estoppel certificate (a “Tenant Estoppel Certificate”) from the Occupancy Tenant. The Tenant Estoppel Certificate shall be (i) in substantially the same form as is provided under the Occupancy Lease or, if no such form is provided, in substantially the form attached hereto as Exhibit P and (ii) dated no earlier than thirty (30) days prior to the Closing Date. Any qualification of any assertion in the Tenant Estoppel Certificate regarding the status of the performance of any of landlord’s obligations under the Occupancy Lease that such assertion is made “to Tenant’s knowledge” or similar qualification made by the tenant shall be acceptable. Buyer shall have three (3) Business Days after receipt of the executed Tenant Estoppel Certificate to advise Sellers in writing of any objections thereto and, if Buyer fails to notify Sellers of any such objections, then such Tenant Estoppel Certificate shall be deemed approved by Buyer. Sellers shall have no obligation to make any payment or to institute any action or proceeding in order to obtain the Tenant Estoppel Certificates.
8.1.2Failure of Tenant Estoppel Condition. If the Tenant Estoppel Condition is not satisfied or waived by Buyer on or prior to the date that is ninety (90) days from the Effective Date of this Agreement (the “Estoppel Period”), then (A) Buyer or Sellers may extend the Estoppel Period for up to thirty (30) days in order to obtain the Tenant Estoppel Certificate by written notice of extension given to the other party at least two (2) Business Days prior to the expiration of the Estoppel Period or (b), if neither party exercises the foregoing right to extend the Estoppel Period or, despite such extension, the Tenant Estoppel Condition is not satisfied or waived by Buyer, then the applicable Seller may, at such Seller’s option, execute and deliver to Buyer a substitute certificate, certifying to the matters contained in Exhibit P (any such certificate, a “Seller Estoppel”), and upon the Sellers’ delivery to Buyer of such Seller Estoppel, the Tenant Estoppel Condition shall be deemed satisfied. The Seller Estoppel shall survive the Closing for six (6) months, and any liability of the applicable Seller thereunder shall be subject to the limitations and other conditions contained in Section 18 below. The Seller Estoppel delivered to Buyer hereunder shall be deemed revoked, null and void, if Sellers subsequently receive, and deliver to Buyer, the Tenant Estoppel Certificate executed by the tenant under the Occupancy Lease. Sellers shall use reasonable efforts to obtain the Tenant Estoppel Certificate executed by the tenant under the Occupancy Lease. Furthermore, if the Tenant Estoppel Condition is not satisfied or waived by Buyer on or prior to the last day of the Estoppel Period, as it may be extended pursuant to this Section 8.1.2, and Sellers are unwilling to provide a Seller Estoppel, then Buyer may terminate this Agreement, in which event the Deposit, including all interest earned thereon, shall be promptly returned to Buyer and the parties shall be released from all further obligations and liabilities hereunder, except with respect to the covenants and indemnities set forth in Sections 4, 6.1, 6.3, 13, and 19.14 (collectively, the “Surviving Obligations”). Notwithstanding anything herein to the contrary, if the Occupancy Lease shall expire by its terms prior to the expiration of the Estoppel Period, the Tenant Estoppel Condition shall terminate and be of no further force and effect.
8.2Joint Condition. The obligation of Sellers and Buyer, respectively, to close the transaction contemplated by this Agreement is subject to the satisfaction, at or prior to the Closing, of the following condition precedent (the “Financial Agreement Condition”).
8.2.1Financial Agreement. That the City has approved and consented to the assignment of the Financial Agreement by RT Urban to the Buyer Tax Exemption Entity and

the assumption by the Buyer Tax Exemption Entity of RT Urban’s obligations under the Financial Agreement (the “City’s Consent”). Promptly after the Effective Date of this Agreement, Sellers and Buyer shall make application jointly to the City requesting such approval and consent (the “Financial Agreement Application”). If required by the City, the Financial Agreement Application also shall include any application for a new or amended tax abatement. Sellers and Buyer acknowledge that any lease/sublease structure required of Buyer in order for the Buyer Tax Exemption Entity to qualify for continuing benefits under the Financial Agreement shall be the sole responsibility of Buyer except that Sellers shall convey their existing leasehold interests, as landlord and tenant, as necessary for Buyer and the Buyer Tax Exemption Entity to maintain a qualifying structure. Within thirty (30) days from the Effective Date, Buyer shall provide Sellers with copies of any and all other applications and documentation required of Buyer and the Buyer Tax Exemption Entity in order to make application to the City. The Buyer Tax Exemption Entity shall be an urban renewal company formed and qualified to do business under the provisions of the Long Term Tax Exemption Law of 1992, as amended and supplemented, N.J.S.A.-40A:20-1 et seq. (the "LTTE Law") and shall be an Affiliate of Buyer and shall otherwise possess all other qualifications in order to be approved by the City as the assignee of Urban under the Financial Agreement. Buyer and Sellers each shall, to the extent practicable, be entitled to have a representative present in connection with all communications between the other and the City in regard to the transfer of the Financial Agreement, whether in person or by telephonic or electronic means and each shall, to the extent practicable, provide at least twenty-four (24) hours prior notice (which notice may be telephonic, e-mail or fax) to the other of any such proposed communications. Each of Buyer and/or the Buyer Tax Exemption Entity and Sellers shall be responsible for all aspects of the filing of the Financial Agreement Application applicable to it, including all disclosure requirements that may apply to Buyer and the Buyer Tax Exemption Entity, if any. If this Agreement is terminated, then, at Seller’s option, Buyer either shall (A) formally withdraw the Financial Agreement Application (the “Withdrawal Request”) or (B) assign all of its right, title and interest in the Financial Agreement Application to a designee of Sellers. Unless Sellers elect (in their sole discretion) by written notice to Buyer to waive this provision, the Financial Agreement Condition shall be deemed to have not been satisfied if the City’s Consent would impose an additional obligation on RT Hudson and/or RT Urban or increase an existing obligation of RT Hudson and/or RT Urban. Notwithstanding anything herein to the contrary, the Financial Agreement Condition shall be deemed to have been satisfied if the City Consent of the transfer of the Financial Agreement to Buyer is substantially in the same form and substance as the City consent that was granted in connection with the assignment of the Financial Agreement to RT Urban. Sellers and Buyer agree to share equally (50/50) the payment of the administrative or transfer fee charged by the City for the City’s Consent. Seller shall be responsible for making all payments to the City required under Section 8.3 of the Financial Agreement in connection with the assignment of the Financial Agreement to Buyer.
8.2.2Failure of Financial Agreement Condition. If the Financial Agreement Condition is not satisfied within ninety (90) days from the Effective Date of this Agreement (the “Consent Period”), Buyer or Sellers may extend the Consent Period for up to thirty (30) days in order to satisfy the Financial Agreement Condition by written notice of postponement given to the other party at least two (2) Business Days prior to the expiration of the Consent Period. Furthermore, if the Financial Agreement Condition is not satisfied on or prior to the expiration of the Consent Period, as it may be extended pursuant to the preceding sentence, either Buyer or Sellers may terminate this Agreement in which event the Deposit, including all interest earned thereon, shall be promptly returned to Buyer and the parties shall be released from all further obligations and liabilities hereunder, except with respect to the Surviving Obligations and the Withdrawal Request. Notwithstanding anything herein to the contrary, if any Joint Condition has not been satisfied as a result of a party’s breach of its obligations under Section 8.2, then the non-breaching party shall be entitled to exercise its rights and remedies under Section 15.
9.Closing.
9.1Time and Place. The closing contemplated by this Agreement (the “Closing”) shall take place on the date (“Closing Date”) that is five (5) Business Days after the later to occur of the satisfaction of (i) the Tenant Estoppel Condition and the Financial Agreement Condition set forth in Section 8 above; and (ii) the satisfaction of the Bulk Sales notice condition in Section 20 below; provided, however, that in no event shall the Closing Date occur before January 13, 2016. If the Closing Date is not a Business Day, the Closing shall be held on the next ensuing Business Day. Time is of the essence with respect to the Closing.
9.2Sellers’ Closing Documentation and Requirements. At the Closing, Sellers shall deliver the following to Buyer:
9.2.1bargain and sale deed, with covenants against grantor's acts, duly executed and acknowledged, conveying to Buyer fee simple title to the Property, subject to the Permitted Exceptions in the form attached hereto as Exhibit N;
9.2.2a bill of sale, duly executed and acknowledged, transferring to Buyer all of the Personal Property in the form attached hereto as Exhibit F;
9.2.3a lease assignment and assumption, duly executed and acknowledged, transferring to Buyer the landlord’s interest under the Occupancy Lease, in the form attached hereto as Exhibit G (the “Occupancy Lease Assignment”);
9.2.4a lease assignment and assumption, duly executed and acknowledged, transferring to Buyer the landlord’s interest under the Land Lease, in the form attached hereto as Exhibit H (the “Landlord’s Land Lease Assignment”);
9.2.5a lease assignment and assumption, duly executed and acknowledged, transferring to Buyer the tenant’s interest under the Building Lease, in the form attached hereto as Exhibit I (the “Tenant’s Building Lease Assignment”);
9.2.6a lease assignment and assumption, duly executed and acknowledged, transferring to Buyer’s Tax Exemption Entity, the tenant’s interest under the Land Lease, in the form attached hereto as Exhibit J (the “Tenant’s Land Lease Assignment”);
9.2.7a lease assignment and assumption, duly executed and acknowledged, transferring to Buyer’s Tax Exemption Entity, the landlord’s interest under the Building Lease, in the form attached hereto as Exhibit K (the “Landlord’s Building Lease Assignment”);

9.2.8an assignment and assumption, duly executed and acknowledged, transferring to Tax Exemption Entity, RT Urban’s interest under the Financial Agreement, in the form attached hereto as Exhibit L (the “Financial Agreement Assignment”);
9.2.9an affidavit of Sellers stating, under penalty of perjury, its United States taxpayer identification number and that it is not a “foreign person” as defined in Section 1445(f)(3) of the Code, and otherwise in the form prescribed by the Internal Revenue Service;
9.2.10executed originals or certified copies of the Occupancy Lease, the Land Lease, the Building Lease, the Financial Agreement and the Service Contracts;
9.2.11a written notice, executed by Sellers and addressed to the Occupancy Tenant indicating that the Property has been sold to Buyer and that any security deposit under the Occupancy Lease has been transferred to Buyer;
9.2.12the Tenant Estoppel Certificate obtained by Sellers pursuant to Section 8.1.1 or the Seller’s Estoppel;
9.2.13an assignment and assumption of the Service Contracts, duly executed and acknowledged, assigning and transferring to Buyer all right, title and interest of Sellers in and to, and all post-closing obligations of the owner of the Property under, the Service Contracts (excluding any Service Contracts terminated prior to Closing), in the form attached hereto as Exhibit M (the “Assignment of Service Contracts”);
9.2.14all good standing certificates and other governmental certificates (if any) required of Sellers under the Title Commitment;
9.2.15a written notice to Escrow Agent pursuant to Section 3.1 of the Escrow Agreement;
9.2.16an estoppel certificate from the property owners’ association under the Declaration of Covenants and Restrictions for Colgate Center (such Declaration, as amended, the “Declaration”), dated within thirty (30) days of the Closing Date, certifying that: (i) no fees or assessments levied against the Property pursuant to the Declaration are unpaid, (ii) to the knowledge of the certifying party, the Property is not in violation of the Declaration and (iii) the Declaration is in full force and effect. If Sellers are unable to obtain the foregoing estoppel, then Sellers shall execute and deliver to Buyer a substitute certificate, certifying to the matters described in clauses (i)-(iii) of this Section 9.2.16 (such certificate, a “Sellers Declaration Estoppel”). The Sellers Declaration Estoppel shall survive the Closing for one (1) year, and any liability of the Sellers thereunder shall be subject to the limitations and other conditions contained in Section 18 below. The Sellers Declaration Estoppel delivered to Buyer hereunder shall be deemed revoked, null and void, if Sellers subsequently receive, and deliver to Buyer, the estoppel certificate executed by the property owners’ association as described above in this Section 9.2.16;
9.2.17with respect to the Letter of Credit, if the Occupancy Lease is in effect as of the Closing Date, deliver to Buyer to Letter of Credit together with an assignment of the Letter of Credit and such other instruments as the issuer of the Letter of Credit shall reasonably require; and
9.2.18such other documents and instruments as Buyer or the Title Company may reasonably request, or as may be required by law, in order to consummate the transaction contemplated hereby.
9.3Buyer’s Closing Documentation and Requirements. At the Closing, Buyer shall pay the Closing Payment in accordance with the provisions of this Agreement and shall deliver the following to Sellers:
9.3.1the Occupancy Lease Assignment, the Landlord’s Land Lease Assignment, the Landlord’s Building Lease Assignment, the Tenant’s Building Lease Assignment, the Tenant’s Land Lease Assignment, the Financial Agreement Assignment and the Assignment of Service Contracts, each duly executed and acknowledged by Buyer or Buyer’s Tax Exemption Entity, as applicable;
9.3.2all good standing certificates and other governmental certificates (if any) required of Buyer and the Buyer Tax Exemption Entity under the Title Commitment;
9.3.3a written notice to Escrow Agent pursuant to Section 3.1 of the Escrow Agreement; and
9.3.4such other documents and instruments as Sellers may reasonably request in order to consummate the transaction contemplated hereby.
9.4Form. All documents and instruments required hereby shall be in form and substance reasonably acceptable to Sellers and Buyer.
9.5Possession. At the Closing, Seller shall transfer possession of the Property to Buyer on the Closing Date in the condition required under this Agreement. Seller shall, upon Closing, deliver to Buyer the originals (if Seller has the originals, otherwise copies) of all consents, authorizations, variances, licenses, permits and certificates of occupancy, if any, issued by any governmental authority with respect to the Property, all intangible personal property in written form, if any, all warranties and guarantees, the Lease files, any Personal Property not located at the Property, the books and records relating to the Property and the Leases (excluding Seller's internal books, memoranda and other analyses with respect to the Property or the Leases) and any other plans and specifications, certificates, licenses and approvals relating to the Property in the possession or control of Seller, which shall become the property of Buyer upon Closing.
10.Adjustments and Prorations. Not less than three (3) Business Days prior to the Closing, Sellers shall determine the amounts of the prorations in accordance with this Agreement and notify Buyer thereof. Buyer shall review and, as long as Sellers’ proposed prorations are consistent with the terms of this Agreement, promptly approve such determinations prior to the Closing. Thereafter, Buyer and Sellers shall inform Escrow Agent of such amounts. The following items in this Section 10 shall be adjusted and prorated between Sellers and Buyer as of the day of Closing, based upon the actual number of days in the applicable month or year:

(a)Taxes. All real estate taxes, assessments and governmental charges, payments in lieu of taxes (including, without limitation, annual service charges, land taxes, administrative fees and other consideration under the terms of the Financial Agreement) or assessments imposed by any governmental authority (“Taxes”) for the year in which the Closing occurs shall be prorated between Buyer and Sellers with respect to the Property as of the Closing on the basis of the fiscal year assessed. If the Closing occurs prior to the receipt by Sellers of the tax bill for the Property for applicable tax period in which the Closing occurs, Taxes with respect to the Property shall be prorated for such calendar year or other applicable tax period based upon the prior year’s tax bill. Notwithstanding the foregoing, Taxes shall not be prorated with respect to the Property to the extent that the Occupancy Tenant is obligated to pay the full amount of the Taxes directly to the applicable taxing authority and the Occupancy Tenant is current with respect to such payments. Sellers, not Buyer, shall be responsible for any supplemental taxes or omitted assessments relating to the period prior to the Closing Date, regardless of when such supplemental taxes or omitted assessments are actually assessed, and Sellers shall promptly pay such amounts so as to avoid any enforcement by the applicable governmental authorities for payment; provided, however, that if in connection with obtaining the City’s Consent or otherwise, the City shall issue a writing indicating that it does not believe that any supplemental taxes or omitted assessments are or will become due for the period prior to the Closing Date, then Sellers’ liability under this sentence shall be subject to the limitation on liability set forth in Section 18. The obligations set forth in this Section 10(a) shall survive the Closing for a period of one (1) year after the Closing Date.
(b)Reproration of Taxes. Within thirty (30) days after receipt of final bills for Taxes, the party receiving said final tax bills shall furnish copies of the same to the other party and shall prepare and present to such other party a calculation of the reproration of such Taxes based upon the actual amount of such Taxes for the year on the basis of the fiscal year assessed. The parties shall make the appropriate adjusting payment between them within thirty (30) days after presentment to Sellers of Buyer’s calculation and appropriate back-up information. The provisions of this Section 10(b) shall survive the Closing for a period of one (1) year after the Closing Date.
(c)Rents, Income and Other Expenses. Rents and any other amounts paid to Sellers by the Occupancy Tenant shall be prorated as of 11:59 P.M. on the day preceding the Closing Date and be adjusted against the Purchase Price on the basis of a schedule which shall be prepared by Sellers and delivered to Buyer for Buyer’s review and approval prior to Closing. Sellers and Buyer shall prorate all rents, additional rent, common area maintenance charges, operating expense contributions, tenant reimbursements and escalations, and all other payments under the Occupancy Lease received as of the Closing Date so that, at Closing, Sellers will receive monthly basic rent payments through the day prior to the Closing Date and Sellers will receive reimbursement for all expenses paid by Sellers through the day prior to the Closing Date (including, without limitation, Taxes, unless full taxes are paid by the Occupancy Tenant directly to the applicable taxing authority) (such expenses shall be reasonably estimated if not ascertainable as the Closing Date and then shall be re-adjusted as provided in (e) below when actual amounts are determined) to the extent received or paid, as applicable, as of the Closing Date. Buyer agrees to pay to Sellers, upon receipt, any rents or other payments made by the Occupancy Tenant that apply to periods prior to Closing but which are received by Buyer after Closing and Sellers agree to pay to Buyer, upon receipt, any rents or other payments made by the Occupancy Tenant that apply to periods on and after the Closing but which are received by Sellers after Closing; provided, however, that, in all cases, any rents or other payments made by the Occupancy Tenant received by Buyer or Sellers after Closing shall be applied first to any amounts then due and owed to Buyer by the

Occupancy Tenant with the balance, if any, paid over to Sellers to the extent of delinquencies existing on the date of Closing. Buyer agrees to use commercially reasonable efforts, short of threatening or actually filing litigation or termination of the Occupancy Lease, to collect from the Occupancy Tenant on behalf of Sellers any rents or other charges payable with respect to the Occupancy Lease that are delinquent or past due as of the Closing Date. Upon collection of any such delinquent or past due amounts, Buyer shall promptly remit the same to Sellers. Buyer will keep Sellers reasonably apprised of the progress of any such collection efforts by Buyer on behalf of Sellers. The provisions of this Section 10(c) shall survive the Closing.
(d)Leasing Commissions. Except as otherwise set forth herein, (i) Sellers shall pay all leasing commissions payable under the Occupancy Lease and attributable to periods prior to the Effective Date, and (ii) if such amounts have not been paid in full on or before Closing, Buyer shall receive a credit against the Purchase Price in the aggregate amount of all such leasing commissions remaining unpaid at Closing, and Buyer shall assume the obligation to pay amounts after Closing. Buyer shall be responsible for the payment of all leasing commissions (i) as a result of any renewals or extensions or expansions of the Occupancy Lease entered into after the Effective Date hereof in accordance with Section 14. The provisions of this Section 10(d) shall survive the Closing.
(e)Operating Expenses; Year End Reconciliation. Installment payments of special assessment liens, vault charges, sewer charges, utility charges, and normally prorated operating expenses actually paid or payable by Sellers as of the Closing Date shall be prorated as of the Closing Date and adjusted against the Purchase Price, provided that within ninety (90) days after the Closing, Buyer and Sellers will make a further adjustment for such expenses which may have accrued or been incurred prior to the Closing Date, but which were not paid as of the Closing Date. In addition, within ninety (90) days after the close of the fiscal year used in calculating the pass-through to the Occupancy Tenant of operating expenses and/or common area maintenance costs under the Occupancy Lease (where such fiscal year includes the Closing Date), Sellers and Buyer shall re-prorate on a fair and equitable basis all rents and income prorated pursuant to this Section 10 as well as all expenses prorated pursuant to this Section 10. The provisions of this Section 10(e) shall survive the Closing.
(f)Security Deposits. The following adjustments to the Purchase Price shall be made between the parties at the Closing: (a) Buyer shall be credited and Sellers charged with outstanding cash security deposits or advance rentals, if any, made by the Occupancy Tenant under the Occupancy Lease, and (b) Sellers shall be credited and Buyer charged with transferable deposits under the Service Contracts.
(g)Code Credit. Buyer shall be credited, and Sellers charged, with the Code Credit, if applicable.
(h)Colgate Center. Any assessments or other charges imposed against the Property pursuant to the Declaration of Covenants and Restrictions for the Colgate Center shall be prorated between Buyer and Sellers as of the Closing on the basis of the fiscal period relating thereto.
11.Expenses.
11.1Expenses. Buyer shall pay (a) the premium for the Title Policy and the cost of all endorsements and any extended coverage obtained by Buyer thereunder; (b) the cost of the New Survey; (c) one-half (1/2) of all escrow fees and expenses charged by Escrow Agent; (d) all recording fees on any document recorded pursuant to this Agreement; (e) the realty transfer fee/mansion tax imposed by N.J.S.A. 46:15-7.2, if any, due from purchasers pursuant to Form RTF-IEE (Affidavit of Consideration for Use By Buyer); (f) one-half (1/2) of the administrative or transfer fee charged by the City in connection with the assignment of the Financial Agreement to Buyer; (g) with respect to the prepayment or defeasance of the Existing Loan, all prepayment charges (including the Yield Maintenance Premium) and defeasance related costs and expenses, whichever is applicable, and in the case of a defeasance of the Existing Loan, the fees of the defeasance consultant; (h) all state and county transfer taxes with respect to the transaction contemplated hereby, including, without limitation, those imposed pursuant to N.J.S.A. 46:15-7 and 7.1; and (i) except as set forth herein, all other costs incidental to the Closing. Sellers shall pay (a) one-half (1/2) of the administrative or transfer fee charged by the City in connection with the assignment of the Financial Agreement to Buyer; (b) one-half (1/2) of all escrow fees and expenses charged by the Escrow Agent; (c) all recording charges in connection with the release of any mortgages encumbering the Property; and (d) if required, all payments to the City under Section 8.3 of the Financial Agreement.
11.2Attorney’s Fees. Each party shall pay its own attorney’s fees and all of its other expenses, except as otherwise expressly set forth herein.
12.Risk of Loss; Casualty and Eminent Domain.
12.1Casualty. If, prior to the Closing, the Property is damaged by fire, vandalism, acts of God or other casualty or cause, Sellers shall promptly give Buyer notice of any such damage (the “Damage Notice”), together with Sellers’ estimate of the cost and period of repair and restoration. In any such event: (a) in the case of damage to the Property of less than Two Million and No/100 Dollars ($2,000,000.00) and from a risk covered by insurance maintained with respect to the Property, Buyer shall take the Property at the Closing as it is together with any applicable insurance proceeds or the right to receive the same; or (b) in the case of either (i) damage to the Property of Two Million and No/100 Dollars ($2,000,000.00) or more or (ii) damage to the Property from a risk not covered by insurance, Buyer shall have the option of (x) taking the Property at the Closing in accordance with item (a) above or (y) terminating this Agreement. If, pursuant to the preceding sentence, Buyer is either obligated or elects to take the Property as it is together with any applicable insurance proceeds or the right to receive the same, (A) Sellers agrees to cooperate with Buyer in any loss adjustment negotiations, legal actions and agreements with the insurance company, and to assign to Buyer at the Closing its rights to any such insurance proceeds with respect to such claim and will not settle any insurance claims or legal actions relating thereto without Buyer’s prior written consent, which consent shall not be unreasonably withheld or delayed; and (B) an amount equal to any deductible from the insurance proceeds shall be credited against the Closing Payment.

12.2Eminent Domain. If, prior to the Closing, all or substantially all of the Property is taken by eminent domain, this Agreement shall be terminated without further act or instrument. If a material part of the Property is so taken, Buyer shall have the option, by written notice given to Sellers within fifteen (15) days after receiving notice of such taking, to terminate this Agreement. If Buyer does not elect to terminate this Agreement, it shall remain in full force and effect and Seller shall assign, transfer and set over to Buyer at the Closing all of Sellers’ right, title and interest in and to any awards that may be made for such taking. Notwithstanding anything to the contrary contained herein, if less than a material part of the Property is so taken, Buyer shall proceed with the Closing and take the Property as affected by such taking, together with all awards or the right to receive same. For the purposes of this Section, a part of the Property shall be deemed “material” if it (i) includes any of the buildings or structures at the Property or (ii) otherwise (on a permanent basis) materially restricts ingress and egress to and from the Property.
12.3Termination. If, prior to the Closing, this Agreement is terminated pursuant to this Section, the Deposit, including all interest earned thereon, shall be promptly returned to Buyer and the parties hereto shall be released from all further obligations and liabilities hereunder, except with respect to the Surviving Obligations.
13.Broker. Buyer and Sellers represent and warrant to each other that neither they nor their affiliates have dealt with any broker, finder or the like in connection with the transaction contemplated by this Agreement other than Cushman & Wakefield of New Jersey, Inc. (the “Broker”). At the Closing, Sellers shall pay a commission to the Broker pursuant to a separate agreement. Buyer and Sellers each agrees to indemnify, defend and hold the other harmless from and against all loss, expense (including reasonable attorneys’ fees and court costs), damage and liability resulting from the claims of any other broker or finder (including anyone claiming to be a broker or finder) on account of any services claimed to have been rendered to the indemnifying party in connection with the transaction contemplated by this Agreement. The provisions of this Section shall survive the Closing or the earlier termination of this Agreement.
14.Management of the Property. Between the Effective Date of this Agreement and the Closing Date: (i) Sellers shall cause the Property to be operated, maintained and managed in a manner consistent with the present management of the Property; (ii) Sellers shall not enter into or amend any contract or agreement (except for renewals of expiring Service Contracts that are terminable without cost upon prior notice of thirty (30) days or less) that would remain binding on the owner of the Property after the Closing without the prior written consent of Buyer, which consent shall not be unreasonably withheld or delayed; provided that no consent shall be required for any contract that is terminable without cost upon prior notice of thirty (30) days or less; provided further, however, that Buyer may withhold its consent in its sole and absolute discretion to any new contract or agreement or amendment thereto that would remain binding on the owner of the Property after the Closing; and (iii)  Sellers shall not enter into any renewal, amendment or expansion of the Occupancy Lease or any new leases without the prior written consent of Buyer, which consent Buyer may withhold in its sole and absolute discretion and which consent shall be deemed to have been withheld if Buyer fails to disapprove any renewal, amendment or expansion of the Occupancy Lease or any new lease submitted to it by Sellers during such time period within five (5) Business Days after Buyer’s receipt thereof. On or prior to the Closing,

Seller shall give notices to cancel each of the Service Contracts listed in a written notice delivered to Seller by Buyer no later than two (2) Business Days prior to the Closing Date. Buyer acknowledges that some or all of the Service Contracts in effect as of the Effective Date of this Agreement may require not less than thirty (30) days advance notice of cancellation, and therefore, some or all of the requested Service Contracts may remain effective following the Closing Date, in which case: (i) Seller shall assign such Service Contracts to Buyer at Closing; and (ii) Buyer shall be responsible for all payments required to be made under such Service Contracts for the period from the Closing Date through and including the date on which such Service Contracts terminate.
15.Defaults.
15.1BY BUYER. IF, PRIOR TO THE CLOSING, BUYER IS IN MATERIAL DEFAULT WITH RESPECT TO, OR BREACHES OR FAILS TO PERFORM ONE OR MORE OF THE REPRESENTATIONS, COVENANTS, WARRANTIES OR OTHER TERMS OF THIS AGREEMENT, AND SUCH DEFAULT, BREACH OR FAILURE IS NOT CURED OR REMEDIED WITHIN FIVE (5) BUSINESS DAYS AFTER RECEIPT OF WRITTEN NOTICE THEREOF GIVEN BY SELLERS TO BUYER, SELLERS MAY, AS THEIR SOLE REMEDY, TERMINATE THIS AGREEMENT AND RECEIVE THE DEPOSIT AND ALL INTEREST EARNED THEREON FROM THE ESCROW AGENT, AS LIQUIDATED DAMAGES, IN WHICH EVENT THIS AGREEMENT SHALL BE DEEMED NULL AND VOID AND THE PARTIES SHALL BE RELEASED FROM ALL FURTHER OBLIGATIONS AND LIABILITIES UNDER THIS AGREEMENT, EXCEPT WITH RESPECT TO THE SURVIVING OBLIGATIONS AND THE WITHDRAWAL REQUEST. IT IS RECOGNIZED BY SELLERS AND BUYER THAT THE DAMAGES SELLERS WILL SUSTAIN BY REASON OF BUYER’S DEFAULT, BREACH OR FAILURE WILL BE SUBSTANTIAL, BUT DIFFICULT, IF NOT IMPOSSIBLE, TO ASCERTAIN. THE DEPOSIT HAS BEEN DETERMINED BY THE PARTIES AS A REASONABLE SUM FOR DAMAGES.
15.2BY SELLERS. IF, PRIOR TO THE CLOSING, IF ANY SELLER IS IN DEFAULT WITH RESPECT TO, OR BREACHES, OR FAILS TO PERFORM ONE OR MORE OF THE REPRESENTATIONS, COVENANTS, WARRANTIES OR OTHER TERMS OF THIS AGREEMENT, AND SUCH DEFAULT, BREACH OR FAILURE IS NOT CURED OR REMEDIED WITHIN FIVE (5) BUSINESS DAYS AFTER RECEIPT OF WRITTEN NOTICE THEREOF GIVEN BY BUYER TO SELLERS, BUYER MAY EITHER (A) TERMINATE THIS AGREEMENT, IN WHICH EVENT THE DEPOSIT AND ALL INTEREST EARNED THEREON SHALL BE RETURNED BY THE TITLE COMPANY TO BUYER AND THE PARTIES SHALL BE RELEASED FROM ALL FURTHER OBLIGATIONS AND LIABILITIES UNDER THIS AGREEMENT, EXCEPT WITH RESPECT TO THE SURVIVING OBLIGATIONS, OR (B) COMMENCE WITHIN SIXTY (60) DAYS AFTER THE DATE THE CLOSING WAS TO HAVE OCCURRED AND DILIGENTLY PROSECUTE AN ACTION IN THE NATURE OF SPECIFIC PERFORMANCE. IF AN ACTION IN THE NATURE OF SPECIFIC PERFORMANCE IS NOT AN AVAILABLE REMEDY OR IF BUYER ELECTS TO COMMENCE SUCH ACTION AND IS UNSUCCESSFUL, THEN THE DEPOSIT (INCLUDING ALL INTEREST AND INCOME) WILL BE RETURNED TO BUYER AND THE PARTIES RELEASED

FROM THEIR OBLIGATIONS UNDER THIS AGREEMENT (EXCEPT THOSE THAT EXPRESSLY SURVIVE TERMINATION OF THIS AGREEMENT). THE REMEDIES SET FORTH ABOVE SHALL BE BUYER’S SOLE REMEDIES ARISING FROM A DEFAULT, BREACH OR FAILURE TO PERFORM BY SELLERS.
16.Notices. Any notice, demand, consent, authorization or other communication (collectively, a “Notice”) which either party is required or may desire to give to or make upon the other party pursuant to this Agreement shall be effective and valid only if in writing, signed by the party giving such Notice, and delivered personally (upon an officer of the other party or to such individual as may be noted in the addresses stated below) to the other party or sent by a nationally recognized overnight courier or by registered or certified mail of the United States Postal Service, return receipt requested, and addressed to the other party as follows (or to such other address or person as either party or person entitled to notice may by Notice to the other specify) or sent by email in PDF format to the email address below, read receipt requested, and followed by a hard copy notice received by the second business day following the email notice (in which case notice shall be deemed delivered upon receipt of confirmation of transmission of such email notice):

To Sellers:	RT 70 Hudson, LLC and RT 70 Hudson Urban Renewal, LLC c/o Chambers Street Properties 47 Hulfish Street, Suite 210 Princeton, New Jersey 08542 Attention: Legal Department Email: Legal@CSPREIT.com

and to: Troutman Sanders LLP 875 Third Avenue New York, New York 10022 Attention: Jeffrey H. Weitzman, Esq. Telephone: (212) 704-6077 Email: jeffrey.weitzman@troutmansanders.com

To Buyer:
c/o Spear Street Capital, LLC
One Market Plaza, Spear Tower, Suite 4125
San Francisco, California 94105
Attention: Mr. Rajiv Patel
Telephone: (415) 222 7422
Facsimile: (415) 856-0348
Email: rpatel@spearstreetcapital.com

with a copy to:

Spear Street Capital, LLC
450 Lexington Avenue, 39th Floor
New York, NY 10017
Attention: Ms. Laura Dunn
Telephone: (212) 488-5511
Facsimile: (212) 488-5520
Email: ldunn@spearstreetcapital.com

and with a copy to

Coblentz Patch Duffy & Bass LLP
One Montgomery Street, 30th Floor
San Francisco, California 94104
Attention: J. Gregg Miller, Esq.
Telephone: (415) 772-5736
Facsimile: (415) 989-1663
Email: gmiller@coblentzlaw.com

To Escrow Agent:	First American Title Insurance Company National Commercial Services 666 Third Avenue New York, New York 10017 Attention: Jennifer Panciera Telephone:(212) 850-0653 Email: JPanciera@firstam.com
Unless otherwise specified, notices shall be deemed given when received, but if delivery is not accepted, on the earlier of the date delivery is refused or the third day after the same is deposited with the United States Postal Service. Notices given by counsel to the Buyer shall be deemed given by Buyer and notices given by counsel to the Sellers shall be deemed given by Sellers.
17.Assignment. This Agreement and all rights of Buyer arising hereunder shall not be assigned, sold, pledged or otherwise transferred by Buyer in whole or in part, without the prior written consent of Sellers, which consent may be withheld in the sole discretion of Sellers. Notwithstanding the foregoing, Buyer may assign this Agreement and all of its rights hereunder to an Affiliate. Any assignment permitted or consented to hereunder shall be effected by a written assignment and assumption agreement between Buyer and its assignee (with a fully executed counterpart thereof to be delivered to Sellers at or prior to the Closing) and Buyer shall continue to remain liable hereunder jointly and severally with such assignee.
18.Limitation of Liability. Notwithstanding anything to the contrary contained herein, after the Closing: (a) the maximum aggregate liability of Sellers, and the maximum aggregate amount which may be awarded to and collected by Buyer (including, without limitation, for any breach of any representation, warranty and/or covenant by any Seller or any indemnity of Buyer given by any Seller) under this Agreement or any documents executed pursuant hereto or in connection herewith (collectively, the “Other Documents”), shall under no circumstances whatsoever exceed One Million Seven Hundred Fifty Thousand and No/100 Dollars ($1,750,000.00); and (b) no claim by Buyer alleging a breach by any Seller of any representation, warranty and/or covenant of any Seller contained herein or in any of the Other Documents may be made, and Sellers shall not be liable for any judgment in any action based upon any such claim, unless and until such claim, either alone or together with any other claims by Buyer alleging a breach by any Seller of any such representation, warranty and/or covenant is for an aggregate amount in excess of Fifty Thousand Dollars and No/100 Dollars ($50,000.00) (the “Floor Amount”), in which event Sellers’ liability respecting any such claim or claims shall be for the entire amount thereof, subject to the limitation set forth in clause (a) above. Notwithstanding the foregoing, the cap and Floor Amount on Seller’s liability provided for in this Section 18 shall not apply to any claims made by Buyer for amounts owed by Seller under Section 10 (Adjustments; Prorations), Section 12 (Risk of Loss), Section 13 (Brokers) and Section 19.18 (Attorneys’ Fees). This provision shall expressly survive the Closing or the termination of this Agreement.
19.General Provisions.
19.1Successors and Assigns. This Agreement shall bind and inure to the benefit of the respective successors and permitted assigns of the parties hereto.
19.2Gender and Number. Whenever the context so requires, the singular number shall include the plural and the plural the singular, and the use of any gender shall include all genders.
19.3Entire Agreement. This Agreement contains the complete and entire agreement between the parties respecting the transaction contemplated herein and supersedes all prior negotiations, agreements, representations and understandings, if any, between the parties respecting such matters.
19.4Counterparts. This Agreement may be executed in any number of original counterparts, all of which evidence only one agreement and only one of which need be produced for any purpose.
19.5Modifications. This Agreement may not be modified, discharged or changed in any respect whatsoever, except by a further agreement in writing duly executed by Buyer and Sellers. However, any consent, waiver, approval or authorization shall be effective if signed by the party granting or making such consent, waiver, approval or authorization.
19.6Exhibits. All exhibits referred to in this Agreement are incorporated herein by reference and shall be deemed part of this Agreement for all purposes as if set forth at length herein.
19.7Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of New Jersey. Sellers and Buyer hereby irrevocably agree that all actions or proceedings in any way, manner or respect, arising out of or from or related to this Agreement shall be litigated in courts located within the State of New Jersey. Sellers and

Buyer hereby consent and submit to the jurisdiction of any state court located within the County of Hudson or federal court located within the State of New Jersey. Each party hereby irrevocably waives any right it may have to transfer or change the venue of any litigation brought against it by the other party in accordance with this Section.
19.8No Recordation. This Agreement shall not be recorded. Violation of this provision by Buyer shall automatically terminate this Agreement and entitle Sellers to receive the Deposit without further action, consent or release from Buyer first being required, and to such other remedies available at law or in equity.
19.9Captions. The captions of this Agreement are for convenience and reference only and in no way define, describe, extend or limit the scope, meaning or intent of this Agreement.
19.10Severability. The invalidation or unenforceability in any particular circumstance of any of the provisions of this Agreement shall in no way affect any of the other provisions hereof, which shall remain in full force and effect.
19.11No Joint Venture. This Agreement shall not be construed as in any way establishing a partnership, joint venture, express or implied agency, or employer-employee relationship between Buyer and Sellers.
19.12No Third Party Beneficiaries. This Agreement is for the sole benefit of the parties hereto, their respective successors and permitted assigns, and no other person or entity shall be entitled to rely upon or receive any benefit from this Agreement or any term hereof.
19.13Survival. Except as otherwise expressly set forth herein, the covenants, warranties, representations and indemnities of Sellers and Buyer contained in this Agreement shall not survive the Closing.
19.14Public Disclosure. Except to the extent required by applicable statute, law rule, regulation, regulatory practice, subpoena or Authorities, neither Sellers nor Buyer shall make any public disclosure of the transaction contemplated by this Agreement, except as reasonably necessary to carry out the objectives of this Agreement, without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed. Notwithstanding the foregoing, after the Closing, Sellers and Buyer shall be permitted to issue a press release describing the transaction contemplated by this Agreement, the name of the Buyer, the location and description of the Property, the date of Closing and the Purchase Price.
19.15WAIVER OF TRIAL BY JURY. THE RESPECTIVE PARTIES HERETO SHALL AND HEREBY DO WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AND AGAINST THE OTHER ON ANY MATTERS WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT, OR FOR THE ENFORCEMENT OF ANY REMEDY UNDER ANY STATUTE, EMERGENCY OR OTHERWISE.

19.16Execution. The submission of this Agreement for examination does not constitute an offer by or to either party. This Agreement shall be effective and binding only after due execution and delivery by the parties hereto. For purposes of this Agreement, the term “Effective Date” shall mean the date on which this Agreement is executed by the later to sign of Sellers and Buyer (as indicated on the signature page of this Agreement) and such party’s executed counterpart is received by the other party by overnight courier, facsimile transmission or e‑mail transmission, and said date shall be inserted at the top of Page 1 of this Agreement. Signatures to this Agreement transmitted by e-mail or PDF shall be valid and effective to bind the party so signing. A copy of the electronic mail or PDF shall also be sent to the intended addressee by one of the means described in Section 16 above, in any case with all charges prepaid, addressed to the appropriate party at its address provided herein.
19.17Holiday or Weekend. If the date for performance or the expiration of any time period under this Agreement, including, without limitation, the time period for giving notice under Section 16, is on a Saturday, Sunday or federal legal holiday, then the date for performance or the expiration of the time period shall be the next day which is not a Saturday, Sunday or federal legal holiday.
19.18Attorney’s Fees/Damages. In the event either party defaults in the performance of any of the terms of this Agreement and the other party employs attorney(s) in connection therewith, the defaulting party agrees to pay the prevailing party’s reasonable attorneys’ fees (calculated at such attorneys’ reasonable and customary hourly rates and without regard to the amount in controversy) and costs of litigation.
19.19Further Assurances. From and after the date of this Agreement (including, without limitation, following the Closing Date), Sellers and Buyer agree to do such things, perform such acts, and make, execute, acknowledge and deliver such documents as may be reasonably necessary or proper and usual to complete the transactions contemplated by this Agreement and to carry out the purpose of this Agreement in accordance with this Agreement.
19.20Exclusivity. During the term of this Agreement, Sellers shall not offer the Property (or any Seller’s interest therein) for sale, solicit other offers to purchase the Property (or any Seller’s interest therein), or accept offers for the transfer of all or any portion of the Property or all or any portion of any Seller’s interest therein.
20.Bulk Sales Notice. Buyer shall have the right to comply with N.J.S.A. 54:32B-22(c) and N.J.S.A. 54:50-38 (the “Bulk Sales Law”) by delivering a Notification of Sale, Transfer, or Assignment in Bulk (Form C-9600) (the “Tax Notification”) to the Director (the “Director”) of the Division of Taxation of the State of New Jersey Department of the Treasury (the “Division”) by registered or certified mail or overnight delivery at least ten (10) business days prior to Closing. Sellers shall cooperate in connection with such compliance and shall provide all information necessary for Buyer to complete the Tax Notification, including, but not limited to, completion and filing of the Asset Transfer Tax Declaration Form (Form TTD) with the Director. Receipt of a letter from the Director setting forth whether a tax escrow is required or that no tax escrow is required shall be a condition precedent to Buyer’s obligation to close. If the Director informs Buyer that an escrow is required for a possible claim for taxes, including any interest and penalties thereon (the “Claim”) and the maximum amount thereof (the

“Deficiency”), then Buyer and Sellers shall close as scheduled and without delay, the amount of the Deficiency shall be withheld from the Purchase Price and held and released by Escrow Agent pursuant to an escrow agreement in a form reasonably acceptable to Buyer and Sellers (“Tax Escrow”), If, after Closing, the Director demands payment of all or any portion of the Deficiency on behalf of Sellers, then Buyer shall direct the Escrow Agent to release to the Division of Taxation such amount from the Tax Escrow. If the Director sends a clearance letter informing Buyer that the Deficiency has been fully paid and that neither of Buyer or Sellers have any further liability for the Deficiency, then Buyer shall direct the Escrow Agent to release such difference to Sellers. Notwithstanding anything to the contrary contained herein, Sellers shall have the right to negotiate with the Director regarding the Claim and the Deficiency; provided , however, that such negotiation shall not delay for more than ten (10) Business Days any demand for payment made by the Division or subject Buyer to any liability or penalty and, except as hereinabove, provided, Buyer and the Escrow Agent shall be entitled to comply with all instructions of the Director and make any payment required by the Division from the Tax Escrow. Sellers shall indemnify and hold Buyer harmless from any actual losses, claims, liabilities and expenses (including reasonable attorney’s fees) with respect to any tax liability of Seller owed to the State of New Jersey under the Bulk Sales Law (the foregoing indemnity shall survive the Closing for a period of one (1) year after the Closing Date).
[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the parties have caused this instrument to be executed as of the date first above written.
SELLERS:
RT 70 HUDSON, LLC,
a Delaware limited liability company

By: /s/ Philip L. Kianka
Name: Philip L. Kianka
Title: Executive Vice President

Date: November 9, 2015

RT 70 HUDSON URBAN RENEWAL, LLC,
a New Jersey limited liability company
By: /s/ Philip L. Kianka
Name: Philip L. Kianka
Title: Executive Vice President

Date: November 9, 2015

BUYER:
SSC IV INVESTOR, LLC
a Delaware limited liability company

By: /s/ John S. Grassi
Name: John S. Grassi
Title: President

Date:    November 5, 2015

SSC V INVESTOR, LLC
a Delaware limited liability company

By: /s/ John S. Grassi
Name: John S. Grassi
Title: President

Date:    November 5, 2015

EXHIBIT A
LEGAL DESCRIPTION
Blanket Description
ALL THAT CERTAIN tract, lot and parcel of land, lying and being in the City of Jersey City, County of Hudson and State of New Jersey, being more particularly described as follows:
COMMENCING at the intersection of the easterly Right of Way line of Greene Street and the southerly Right of Way line of York Street and running along the southerly Right of Way line of York Street south 81 degrees 47 minutes 01 second east, a distance of 470.000 feet to a point on the easterly Right of Way line of Hudson Street;
THENCE along the easterly Right of Way line of Hudson Street south 8 degrees 12 minutes 59 seconds west, a distance of 280.42 feet to the point of beginning; thence
1. Along the southerly Right of Way line of Grand Street south 81 degrees 47 minutes 01 second east, a distance of 280.00 feet to a point lying on the southerly Right of Way line of the former Grand Street; thence
2. South 8 degrees 12 minutes 59 seconds west, a distance of 201.47 feet to a point; thence
3. North 81 degrees 47 minutes 01 second west, a distance of 280.00 feet to a point lying on the easterly Right of Way line of Hudson Street; thence
4. Along the easterly Right of Way line of Hudson Street north 8 degrees 12 minutes 59 seconds east, a distance of 201.47 feet to the point of BEGINNING.
Together with the benefits of the Colgate Center Declaration of Covenants and Restrictions dated 1/28/00 and recorded 2/2/00 in Deed Book 5565 Page 145 and all amendments and supplements thereto.
For information only: Said premises are known as 70 Hudson Street (a/k/a 66-80 Hudson Street), Jersey City, New Jersey and designated as Lot 30 in Block 5 as shown on the Official Tax Map of the City of Jersey City, County of Hudson.
Parcel A - (Former Lot 6):
DESCRIPTION
ALL THAT CERTAIN tract, lot and parcel of land, lying and being in the City of Jersey City, County of Hudson and State of New Jersey, being more particularly described as follows:
COMMENCING at the intersection of the easterly Right of Way line of Greene Street and the southerly Right of Way line of York Street and running along the southerly Right of Way line of

A-1

York Street south 81 degrees 47 minutes 01 seconds east, a distance of 470.00 feet to a point on the easterly Right of Way line of the former Hudson Street;
THENCE along the easterly Right of Way line of the former Hudson Street south 8 degrees 12 minutes 59 seconds west, a distance of 280.42 feet to the point of beginning; thence
1. Along the southerly Right of Way line of the former Grand Street south 81 degrees 47 minutes 01 second east, a distance of 250.00 feet to a point lying on the southerly Right of Way line of the former Grand Street; thence
2. South 8 degrees 12 minutes 59 seconds west, a distance of 201.47 feet to a point lying on the northerly Right of Way line of the former Sussex Street; thence
3. Along the northerly Right of Way line of the former Sussex Street north 81 degrees 47 minutes 01 second west, a distance of 250.00 feet to a point lying on the easterly Right of Way line of the former Hudson Street; thence
4. Along the easterly Right of Way line of the former Hudson Street north 8 degrees 12 minutes 59 seconds east, a distance of 201.47 feet to the point of beginning.
For information only: Said premises are shown as part of Site 2 on a Subdivision and Lot Consolidation Plan prepared by Langan Engineering and Environmental Services filed 6/22/99 in the Hudson County Register’s Office as map number 3710.
Parcel B - (Former Lot 27):
DESCRIPTION
ALL THAT CERTAIN tract, lot and parcel of land, lying and being in the City of Jersey City, County of Hudson and State of New Jersey, being more particularly described as follows:
COMMENCING and beginning at the intersection of the easterly terminus of Grand Street and the southerly line of Grand Street; thence,
1. South 81 degrees 47 minutes 01 second east, a distance of 30.00 feet; thence
2. South 08 degrees 12 minutes 59 seconds west, a distance of 201.47 feet; thence
3. North 81 degrees 47 minutes 01 second west, a distance of 30.00 feet; thence
4. North 08 degrees 12 minutes 59 seconds east, a distance of 201.47 feet to the point of BEGINNING.
This description is prepared in accordance with a plan prepared by Langan Engineering and Environmental Services, Inc., Elmwood Park, New Jersey, Job No. 1073701, dated 3/12/00, Drawing No. 07.01, titled Colgate Center.

A-2

EXHIBIT B
ESCROW AGREEMENT
ESCROW AGREEMENT made as of the _____ day of ________, 2015 by and among RT 70 HUDSON, LLC, a Delaware limited liability company, and RT 70 HUDSON URBAN RENEWAL, LLC, a New Jersey limited liability company, each having an office c/o Chambers Street Properties at 47 Hulfish Street, Suite 210, Princeton, New Jersey 08542 (collectively, “Sellers”), _______________________, _________________, having an office at ___________________________________ (“Buyer”), and First American Title Insurance Company, having an office at 666 Third Avenue, New York, New York 10017 (“Escrow Agent”).
RECITALS:
A.Sellers and Buyer have entered into that certain Agreement of Purchase and Sale of even date herewith (the “Agreement”) with respect to the Property. Pursuant to Section 2.2 of the Agreement, Buyer will deposit with Escrow Agent the amount of $8,000,000.00 (the “Deposit”) by wire transfer of immediately available funds within two (2) Business Days after the Effective Date.
B.Buyer and Sellers desire that Escrow Agent hold the Deposit in escrow until the Closing (as defined in the Agreement) or the sooner termination of the Agreement, on the terms and subject to the conditions hereinafter set forth.
NOW, THEREFORE, in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
1.Definitions.
Unless otherwise defined in this Escrow Agreement, all capitalized terms used herein shall have the same meanings as set forth in the Agreement.
2.Investment of Deposit.
Promptly upon receipt thereof, Escrow Agent shall acknowledge to Sellers and Buyer receipt of the Deposit. Escrow Agent shall promptly invest the Deposit in an interest-bearing money market account unless otherwise instructed in writing by Sellers and Buyer. All interest earned on the Deposit shall be paid to the party entitled to receive the Deposit pursuant to the Agreement.
Each of Sellers and Buyer has contemporaneously delivered to Escrow Agent a completed Form W‑9 to be held by Escrow Agent and submitted on behalf of the applicable party to the Internal Revenue Service following disbursement of the Deposit.

3.Disbursement of Deposit.
Escrow Agent shall hold and disburse the Deposit upon the following terms and conditions:
3.1Escrow Agent shall disburse the Deposit and all interest earned thereon to Sellers upon receipt of a Notice (as hereinafter defined) signed by Sellers and Buyer and stating that the Closing has been consummated.
3.2Escrow Agent shall disburse the Deposit and all interest earned thereon to Buyer promptly upon receipt of a Notice demanding disbursement thereof signed by Buyer and stating that either Sellers has defaulted in the performance of its obligations under the Agreement or that Buyer is otherwise entitled to the return of the Deposit and interest thereon pursuant to the provisions of the Agreement; provided, however, that Escrow Agent shall not comply with such demand until at least five (5) business days after the date on which Escrow Agent shall have given a copy of such Notice to Sellers, nor thereafter following such five (5) business day period if Escrow Agent shall have received a Notice of objection from Sellers given within such five (5) business day period in accordance with the provisions of Section 3.4 hereof.
3.3Escrow Agent shall disburse the Deposit and all interest earned thereon to Sellers promptly upon receipt of a Notice demanding disbursement thereof signed by Sellers and stating that Buyer has defaulted in the performance of its obligations under the Agreement or that Sellers are otherwise entitled to the payment of the Deposit and interest thereon pursuant to the provisions of the Agreement; provided, however, that Escrow Agent shall not comply with such demand until at least five (5) business days after the date on which Escrow Agent shall have given a copy of such Notice to Buyer, nor thereafter following such five (5) business day period if Escrow Agent shall have received a Notice of objection from Buyer given within such five (5) business day period in accordance with the provisions of Section 3.4 hereof.
3.4Upon receipt of a Notice demanding disbursement of the Deposit and interest thereon made by Buyer or Sellers pursuant to Section 3.2 or 3.3 hereof, Escrow Agent shall promptly give a copy thereof to the other party. The other party shall have the right to object to the disbursement of the Deposit and interest thereon by giving Notice of objection to Escrow Agent within five (5) business days after the date on which Escrow Agent gives such copy of the Notice to the other party, but not thereafter. Upon receipt of such Notice of objection, Escrow Agent shall promptly give a copy thereof to the party who made the written demand.
4.Disputes.
4.1If (i) Escrow Agent shall have received a Notice of objection as provided for in Section 3.4 hereof within the time therein prescribed or (ii) any other disagreement or dispute shall arise among the parties or any other persons resulting in adverse claims and demands being made for the Deposit and interest thereon whether or not litigation has been instituted, then and in any such event, Escrow Agent shall refuse to comply with any claims or demands for the Deposit and shall continue to hold the same and all interest earned thereon until it receives either (x) a Notice executed by Buyer and Sellers and directing the disbursement of the Deposit and all interest earned thereon or (y) a final nonappealable order of a court of competent jurisdiction, entered in an action, suit or proceeding in which Buyer and Sellers are parties, directing the disbursement of the Deposit and all interest earned thereon, in either of which events Escrow Agent shall then disburse the Deposit and all interest earned thereon in accordance with such direction. Escrow Agent shall not be or become liable in any way or to any person for its refusal to comply with any such claims and demands unless and until it has received such direction. Upon compliance with such direction, Escrow Agent shall be released of and from all liability hereunder, except for the bad faith, gross negligence or willful misconduct of Escrow Agent.
4.2Escrow Agent may institute or defend any action or legal process involving any matter referred to herein which in any manner affects it or its duties and liabilities hereunder, but Escrow Agent shall not be required to institute or defend such action or process unless or until requested to do so by both Buyer and Sellers and then only upon receipt of an indemnity in such amount, and of such character, as it may reasonably require against any and all claims, liabilities, judgments, reasonable attorneys’ fees and other expenses of every kind in relation thereto. All reasonable costs and expenses incurred by Escrow Agent in connection with any such action or process are to be paid by the non‑prevailing party.
5.Fees of Escrow Agent.
Except as set forth in Section 4.2 hereof, all fees and expenses, if any, of Escrow Agent hereunder shall be shared equally between Buyer and Seller.
6.Duties of Escrow Agent.
It is agreed that the duties of Escrow Agent are only as herein specifically provided, and that Escrow Agent shall not be liable for any error in judgment or for any act done or step taken or omitted by it in good faith, or for any mistake of fact or law, or for anything which it may do or refrain from doing in connection therewith, except for the bad faith, gross negligence or willful misconduct of Escrow Agent. Escrow Agent shall not be obligated to inquire as to the performance of any obligation described in the Agreement. Escrow Agent shall not incur any liability for acting upon any Notice, consent, waiver or document which appears to be signed by Buyer and/or Sellers, not only as to its due execution and validity and the effectiveness of its provisions, but also as to the truth of any information therein contained, which Escrow Agent in good faith believes to be genuine and what it purports to be. Buyer and Sellers, jointly and severally, agree to indemnify and hold Escrow Agent harmless from and against any loss, damage, claim or expense, including reasonable attorneys’ fees, resulting from this Escrow Agreement, except for the bad faith, gross negligence or willful misconduct of Escrow Agent. Escrow Agent shall not be bound by any modification to this Escrow Agreement, unless the modification shall be in writing and signed by Buyer and Sellers, and, if the duties of Escrow Agent hereunder are affected, unless Escrow Agent shall have given its prior written consent thereto.

7.No Third‑Party Beneficiaries.
The terms and provisions of this Escrow Agreement shall create no right in any person, firm or corporation other than the parties and their respective successors and permitted assigns of the Agreement and no third party shall have the right to enforce or benefit from the terms hereof.
8.Notices.
Any notice, demand, consent, authorization or other communication (collectively, a “Notice”) which any party is required or may desire to give to or make upon the other party pursuant to this Escrow Agreement shall be effective and valid only if in writing, signed by the party giving such Notice, and delivered personally (upon an officer of the other party or to such individual as may be noted in the addresses stated below) to the other party or sent by a nationally recognized overnight courier or by registered or certified mail of the United States Postal Service, return receipt requested, and addressed to the other party as follows (or to such other address or person as any party or person entitled to notice may by Notice to the other parties specify) or sent by email in PDF format to the email address below, read receipt requested, and followed by a hard copy notice received by the second business day following the email notice (in which case notice shall be deemed delivered upon receipt of confirmation of transmission of such email notice):

To Buyer:	c/o Spear Street Capital, LLC One Market Plaza, Spear Tower Suite 4125 San Francisco, California 94105 Attention: Mr. Rajiv Patel Telephone: (415) 222-7422 Email: rpatel@spearstreetcapital.com

Spear Street Capital, LLC
450 Lexington Avenue, 39th Floor
New York, New York 10017
Attention: Ms. Laura Dunn
Telephone:(212) 488-5511
Email: ldunn@spearstreetcapital.com

and to:

Coblentz Patch Duffy & Bass LLP
One Montgomery Street, 30th Floor
San Francisco, California 94104
Attention: J. Gregg Miller, Esq.
Telephone:(415) 772-5736
Email: gmiller@coblentzlaw.com

To Sellers:
RT 70 Hudson, LLC and
RT 70 Hudson Urban Renewal, LLC
c/o Chambers Street Properties
47 Hulfish Street, Suite 210
Princeton, New Jersey 08542
Attention: Legal Department
Email: Legal@CSPREIT.com

and to:

Troutman Sanders LLP
875 Third Avenue
New York, New York 10022
Attention: Jeffrey H. Weitzman, Esq.
Telephone: (212) 704-6077
Email:jeffrey.weitzman@troutmansanders.com

To Escrow Agent:	First American Title Insurance Company National Commercial Services 666 Third Avenue New York, New York 10017 Attention: Jennifer Panciera Telephone:(212) 850-0653 Email: JPanciera@firstam.com
Unless otherwise specified, notices shall be deemed given when received, but if delivery is not accepted, on the earlier of the date delivery is refused or the third day after the same is deposited with the United States Postal Service. Notices given by counsel to the Buyer shall be deemed given by Buyer and notices given by counsel to the Sellers shall be deemed given by Sellers.
9.Governing Law
This Escrow Agreement shall be governed by and construed in accordance with the internal laws of the State of New Jersey without regard to principles of conflicts of law.

10.Holiday or Weekend
If the date for performance or the expiration of any time period under this Escrow Agreement, including, without limitation, the time period for giving notice under Section 8, is on a Saturday, Sunday or federal legal holiday, then the date for performance or the expiration of the time period shall be the next day which is not a Saturday, Sunday or federal legal holiday.
11.Counterparts
This Escrow Agreement may be executed in any number of original counterparts, all of which evidence only one agreement and only one of which need be produced for any purpose.

[Signatures appear on the following page]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Escrow Agreement as of the date first above written.
SELLERS:

RT 70 HUDSON, LLC,
a Delaware limited liability company

By: /s/ Philip L. Kianka
Name: Philip L. Kianka
Title: Executive Vice President

Date: November 9, 2015

RT 70 HUDSON URBAN RENEWAL, LLC,
a New Jersey limited liability company

By:
Name:
Title:

Date: November 9, 2015

BUYER:

SSC IV INVESTOR, LLC
a Delaware limited liability company

By: /s/ John S Gassi
Name: John S Gassi
Title: President

SSC V INVESTOR, LLC
a Delaware limited liability company

By: /s/ John S Grassi
Name: John S Grassi
Title: President

Date: November 5, 2015

EXHIBIT C
SCHEDULE OF OCCUPANCY LEASE
Lease Agreement between 70 Hudson Street, L.L.C. and Datek Online Holdings Corp. dated April 25, 2000
Assignment and Assumption of Lease dated as of September 19, 2001 between Datek Online Holdings Corp. and Lehman Brothers Holdings Inc.
Consent Agreement between 70 Hudson Street, L.L.C. and Datek Online Holdings Corp. dated September 26, 2001 with regard to Assignment of Lease
Letter Agreement waiving Tenant’s Termination Right by Lehman Brothers Holdings Inc. dated September 26, 2001
Landlord’s Estoppel Certificate dated September 26, 2001 to Lehman Brothers Holdings, Inc.
Subordination Non Disturbance and Attornment Agreement by and among 70 Hudson Street Urban Renewal Associates, L.L.C., 70 Hudson Street, L.L.C. and Datek Online Holdings Corp., dated as of September 26, 2001
Release Agreement between 70 Hudson Street, L.L.C. and Datek Online Holdings Corp. dated September November 8, 2001 with regard to Assignment of Lease and release of Datek
Bankruptcy Order-Lehman Brothers Holdings, Inc. Chapter 11 dated September 19, 2008
Assignment and Assumption Agreement between Lehman Brothers Holdings, Inc. and Barclays Capital Inc. dated September 22, 2008
Assignment and Assumption Agreement between Barclays Capital Inc. and Long Island Holding A LLC dated December 2, 2008
Notice of Assignment between Lehman Brothers Holdings, Inc. and Long Island Holding A LLC including address information for notices dated November 21, 2008
Assignment and Assumption Agreement between 70 Hudson Street, L.L.C. and RT 70 Hudson, LLC dated April 11, 2011

C-1

EXHIBIT D
SCHEDULE OF SERVICE CONTRACTS
NONE

D-1

EXHIBIT E
DILIGENCE CHECKLIST FOR THE PROPERTY
1.    Sellers’ existing title insurance policy.
2.    Plans and specifications.
3.    Environmental Phase 1 obtained by Sellers.
4.    Any (i) ADA reports and (ii) engineering reports regarding roofs and structures.
5.    Copies of leasing commission agreements.
6.    Copies of latest tenant rent invoices.
7.    Copies of recent real estate tax bills or estimates.
8.    Operating statements for 2013, 2014, and year to date, including CAM reconciliations.
9.    All governmental licenses, permits and approvals (including certificates of occupancy) issued to the owner of the Property.
10.    Insurance certificates.

E-1

EXHIBIT F
BILL OF SALE

For valuable consideration, the receipt and sufficiency of which is hereby acknowledged, RT 70 HUDSON, LLC, a Delaware limited liability company, and RT 70 Hudson Urban Renewal, LLC, a New Jersey limited liability company, each having an address at c/o Chambers Street Properties at 47 Hulfish Street, Suite 210, Princeton, New Jersey 08542, Attn: Legal Department (collectively, “Sellers”), hereby bargain, sell, convey and transfer to ____________________________, a _______________________________ (“Buyer”), all of those certain items of personal and intangible property owned by Sellers (including any warranty made by third parties in connection with the same and the right to sue on any claim for relief under such warranties) (the “Personal Property”) and attached and appurtenant to, or forming part of, that certain real property having an address of 70 Hudson Street, Jersey City, New Jersey, as more particularly described on Schedule A attached hereto and made a part hereof.
TO HAVE AND TO HOLD the Personal Property hereby sold, transferred and assigned unto Buyer, its successors and assigns forever and Sellers binds themselves and their successors and assigns to forever WARRANT AND DEFEND the Personal Property hereby sold unto Buyer, its successors and assigns, forever against every person whomsoever lawfully claiming or to claim such herein described assets or any part thereof by, through or under Sellers, but not otherwise.
Except as to title as expressly provided herein, Sellers have not made and does not make any express or implied warranty or representation of any kind whatsoever with respect to the Personal Property, including, without limitation, with respect merchantability of the Personal Property or its fitness for any particular purpose, the design or condition of the Personal Property; the quality or capacity of the Personal Property; workmanship or compliance of the Personal Property with the requirements of any law, rule, specification or contract pertaining thereto; patent infringement or latent defects. Buyer accepts the Personal Property on an “as is, where is” basis.
[SIGNATURES CONTAINED ON FOLLOWING PAGE]

IN WITNESS WHEREOF, Sellers have caused this instrument to be executed and delivered as of this ___ day of ___________, 20__.
SELLERS:

RT 70 HUDSON, LLC,
a Delaware limited liability company

By:
Name:
Title:

RT 70 HUDSON URBAN RENEWAL, LLC,
a New Jersey limited liability company

By:
Name:
Title:

SCHEDULE A
TO BILL OF SALE
LEGAL DESCRIPTION
Blanket Description
ALL THAT CERTAIN tract, lot and parcel of land, lying and being in the City of Jersey City, County of Hudson and State of New Jersey, being more particularly described as follows:
COMMENCING at the intersection of the easterly Right of Way line of Greene Street and the southerly Right of Way line of York Street and running along the southerly Right of Way line of York Street south 81 degrees 47 minutes 01 second east, a distance of 470.000 feet to a point on the easterly Right of Way line of Hudson Street;
THENCE along the easterly Right of Way line of Hudson Street south 8 degrees 12 minutes 59 seconds west, a distance of 280.42 feet to the point of beginning; thence
5.Along the southerly Right of Way line of Grand Street south 81 degrees 47 minutes 01 second east, a distance of 280.00 feet to a point lying on the southerly Right of Way line of the former Grand Street; thence
6.South 8 degrees 12 minutes 59 seconds west, a distance of 201.47 feet to a point; thence
7.North 81 degrees 47 minutes 01 second west, a distance of 280.00 feet to a point lying on the easterly Right of Way line of Hudson Street; thence
8.Along the easterly Right of Way line of Hudson Street north 8 degrees 12 minutes 59 seconds east, a distance of 201.47 feet to the point of BEGINNING.
Together with the benefits of the Colgate Center Declaration of Covenants and Restrictions dated 1/28/00 and recorded 2/2/00 in Deed Book 5565 Page 145 and all amendments and supplements thereto.
For information only: Said premises are known as 70 Hudson Street (a/k/a 66-80 Hudson Street), Jersey City, New Jersey and designated as Lot 30 in Block 5 as shown on the Official Tax Map of the City of Jersey City, County of Hudson.
Parcel A - (Former Lot 6):
DESCRIPTION
ALL THAT CERTAIN tract, lot and parcel of land, lying and being in the City of Jersey City, County of Hudson and State of New Jersey, being more particularly described as follows:

COMMENCING at the intersection of the easterly Right of Way line of Greene Street and the southerly Right of Way line of York Street and running along the southerly Right of Way line of York Street south 81 degrees 47 minutes 01 seconds east, a distance of 470.00 feet to a point on the easterly Right of Way line of the former Hudson Street;
THENCE along the easterly Right of Way line of the former Hudson Street south 8 degrees 12 minutes 59 seconds west, a distance of 280.42 feet to the point of beginning; thence
5.Along the southerly Right of Way line of the former Grand Street south 81 degrees 47 minutes 01 second east, a distance of 250.00 feet to a point lying on the southerly Right of Way line of the former Grand Street; thence
6.South 8 degrees 12 minutes 59 seconds west, a distance of 201.47 feet to a point lying on the northerly Right of Way line of the former Sussex Street; thence
7.Along the northerly Right of Way line of the former Sussex Street north 81 degrees 47 minutes 01 second west, a distance of 250.00 feet to a point lying on the easterly Right of Way line of the former Hudson Street; thence
8.Along the easterly Right of Way line of the former Hudson Street north 8 degrees 12 minutes 59 seconds east, a distance of 201.47 feet to the point of beginning.
For information only: Said premises are shown as part of Site 2 on a Subdivision and Lot Consolidation Plan prepared by Langan Engineering and Environmental Services filed 6/22/99 in the Hudson County Register’s Office as map number 3710.
Parcel B - (Former Lot 27):
DESCRIPTION
ALL THAT CERTAIN tract, lot and parcel of land, lying and being in the City of Jersey City, County of Hudson and State of New Jersey, being more particularly described as follows:
COMMENCING and beginning at the intersection of the easterly terminus of Grand Street and the southerly line of Grand Street; thence,
5.South 81 degrees 47 minutes 01 second east, a distance of 30.00 feet; thence
6.South 08 degrees 12 minutes 59 seconds west, a distance of 201.47 feet; thence
7.North 81 degrees 47 minutes 01 second west, a distance of 30.00 feet; thence
8.North 08 degrees 12 minutes 59 seconds east, a distance of 201.47 feet to the point of BEGINNING.
This description is prepared in accordance with a plan prepared by Langan Engineering and Environmental Services, Inc., Elmwood Park, New Jersey, Job No. 1073701, dated 3/12/00, Drawing No. 07.01, titled “Colgate Center”.

EXHIBIT G
OCCUPANCY LEASE ASSIGNMENT

ASSIGNMENT AND ASSUMPTION OF LEASE (Occupancy Lease)

THIS ASSIGNMENT AND ASSUMPTION OF LEASE (this “Assignment”) is made and entered into as of the ___ day of ___________________, 20__, (the “Effective Date”) by and between RT 70 HUDSON, LLC, a Delaware limited liability company (“Assignor”) and                  (“Assignee”).
W I T N E S S E T H:

WHEREAS, pursuant to that certain Agreement of Purchase and Sale dated ________, 2015 (the “Agreement”), between Assignor and Assignee, Assignor agreed to sell to Assignee, and Assignee agreed to purchase from Assignor, that certain real property located at 70 Hudson Street, Jersey City, New Jersey (the “Property”) ;

WHEREAS, Assignor desires to assign to Assignee all of its right, title and interest in and to that certain lease more fully described in Exhibit A attached hereto and made a part hereof (collectively, the “Lease”), and Assignee desires to assume all obligations of Assignor thereunder;

NOW, THEREFORE, in consideration of TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Assignment and Assumption. Assignor does hereby sell, assign, transfer and set over to Assignee all of Assignor’s right, title and interest as “Landlord” under the Lease, and Assignee hereby assumes all of Assignor’s duties and obligations as “Landlord” under the Lease arising on and after the Effective Date.

2.    Mutual Indemnification. Assignor shall indemnify, defend and hold Assignee harmless against and from any and all damages, claims, liabilities and costs (including reasonable attorney’s fees), expenses and causes of action that result from Assignor’s failure to perform its obligations under the Lease and that are attributable to the period prior to the Effective Date. Assignee shall indemnify, defend and hold Assignor harmless against and from any and all damages, claims, liabilities and costs (including reasonable attorney’s fees), expenses and causes of action that result from Assignee’s failure to perform its obligations under the Lease and that are attributable to the period on or after the Effective Date. The mutual indemnifications contained in this paragraph shall survive the Effective Date to the date (the “Termination Date”) occurring six (6) months after the Effective Date, at which time such mutual indemnifications shall terminate and be of no further force and effect, except for any claims made prior to the Termination Date.

3.    Successors and Assigns. This Assignment shall be binding upon and inure to the benefit of Assignor and Assignee and their respective successors and assigns.

4.    Counterparts. This Assignment may be executed in two (2) or more counterpart copies, all of which counterparts shall have the same force and effect as if the parties hereto had executed a single copy of this Assignment.

5.    Governing Law. This Assignment shall be governed by and construed in accordance with the laws of the State of New Jersey.

6.    Authority. Assignor and Assignee each represent and warrant to the other party: (a) the execution, delivery and performance of this Assignment have been duly approved by such party and no further action is required on the part of such party to execute, deliver and perform this Assignment; (b) the person(s) executing this Assignment on behalf of such party have all requisite authority to execute and deliver this Assignment; and (c) this Assignment, as executed and delivered by such person(s), is valid, legal and binding on such party, and is enforceable against such party in accordance with its terms.

7.    Limitation of Liability.     Assignor’s liability under this Assignment shall be limited as set forth in Section 18 of the Agreement.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment to be executed as of the day and year first above written.

ASSIGNOR:

RT 70 HUDSON, LLC,
a Delaware limited liability company

By:
Name:
Its:

ASSIGNEE:
     ,
a ___________________________________

By:
Name:
Its:

State of         )
SS:

County of	)

I CERTIFY that on , 20__, ______________ personally appeared before me and this person acknowledged under oath, to my satisfaction, that this person:

(a) signed the attached instrument as _______________, ____________ of ________________________, sole member of _________________ (the “Maker”); and

(b) was authorized to execute the attached instrument on behalf of the Maker; and

(c) executed the attached instrument as the act of such corporation on behalf of, and as the voluntary act of, the Maker.

_______________________________
Notary Public

My Commission Expires:

State of         )
SS:

County of	)

I CERTIFY that on , 20_________, ________________ personally appeared before me and this person acknowledged under oath, to my satisfaction, that this person:

(a) signed the attached instrument as _______________________, which is the member of __________________, the member of __________________, the limited liability company named in the attached document (“__________”); and

(b) was authorized to execute the attached instrument on behalf of __________; and

(c) executed the attached instrument as the act of such corporation on behalf of, and as the voluntary act of, ___________.

_______________________________
Notary Public

My Commission Expires:

EXHIBIT A

Lease Agreement between 70 Hudson Street, L.L.C. and Datek Online Holdings Corp. dated April 25, 2000
Assignment and Assumption of Lease dated as of September 19, 2001 between Datek Online Holdings Corp. and Lehman Brothers Holdings Inc.
Consent Agreement between 70 Hudson Street, L.L.C. and Datek Online Holdings Corp. dated September 26, 2001 with regard to Assignment of Lease
Letter Agreement waiving Tenant’s Termination Right by Lehman Brothers Holdings Inc. dated September 26, 2001
Landlord’s Estoppel Certificate dated September 26, 2001 to Lehman Brothers Holdings, Inc.
Subordination Non Disturbance and Attornment Agreement by and among 70 Hudson Street Urban Renewal Associates, L.L.C., 70 Hudson Street, L.L.C. and Datek Online Holdings Corp., dated as of September 26, 2001
Release Agreement between 70 Hudson Street, L.L.C. and Datek Online Holdings Corp. dated September November 8, 2001 with regard to Assignment of Lease and release of Datek
Bankruptcy Order-Lehman Brothers Holdings, Inc. Chapter 11 dated September 19, 2008
Assignment and Assumption Agreement between Lehman Brothers Holdings, Inc. and Barclays Capital Inc. dated September 22, 2008
Assignment and Assumption Agreement between Barclays Capital Inc. and Long Island Holding A LLC dated December 2, 2008
Notice of Assignment between Lehman Brothers Holdings, Inc. and Long Island Holding A LLC including address information for notices dated November 21, 2008
Assignment and Assumption Agreement between 70 Hudson Street, L.L.C. and RT 70 Hudson, LLC dated April 11, 2011

EXHIBIT H

LANDLORD’S LAND LEASE ASSIGNMENT

ASSIGNMENT AND ASSUMPTION OF LEASE (Land Lease-Landlord’s Interest)

THIS ASSIGNMENT AND ASSUMPTION OF LEASE (this “Assignment”) is made and entered into as of the ___ day of ___________________, 20__ (the “Effective Date”), by and between RT 70 HUDSON, LLC, a Delaware limited liability company (“Assignor”) and                  (“Assignee”).
W I T N E S S E T H:

WHEREAS, pursuant to that certain Agreement of Purchase and Sale dated ________, 2015 (the “Agreement”), Assignor and RT Hudson Urban Renewal, LLC (“Sellers”) agreed to sell to Assignee, and Assignee agreed to purchase from Sellers, that certain real property located at 70 Hudson Street, Jersey City, New Jersey (the “Property”) ;

WHEREAS, Assignor desires to assign to Assignee all of its right, title and interest in and to that certain lease more fully described in Exhibit A attached hereto and made a part hereof (collectively, the “Lease”), and Assignee desires to assume all obligations of Assignor thereunder;

NOW, THEREFORE, in consideration of TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Assignment and Assumption. Assignor does hereby sell, assign, transfer and set over to Assignee all of Assignor’s right, title and interest as “Tenant” under the Lease, and Assignee hereby assumes and agrees to perform all of Assignor’s duties and obligations as “Tenant” under the Lease arising on and after the Effective Date.

2.    Mutual Indemnification. Assignor shall indemnify, defend and hold Assignee harmless against and from any and all damages, claims, liabilities and costs (including reasonable attorney’s fees), expenses and causes of action that result from Assignor’s failure to perform its obligations under the Lease and that are attributable to the period prior to the Effective Date. Assignee shall indemnify, defend and hold Assignor harmless against and from any and all damages, claims, liabilities and costs (including reasonable attorney’s fees), expenses and causes of action that result from Assignee’s failure to perform its obligations under the Lease and that are attributable to the period on or after the Effective Date. The mutual indemnifications contained in this paragraph shall survive the Effective Date to the date (the “Termination Date”) occurring six (6) months after the Effective Date, at which time such mutual indemnifications shall terminate and be of no further force and effect, except for any claims made prior to the Termination Date,

3.    Successors and Assigns. This Assignment shall be binding upon and inure to the benefit of Assignor and Assignee and their respective successors and assigns.

4.    Counterparts. This Assignment may be executed in two (2) or more counterpart copies, all of which counterparts shall have the same force and effect as if the parties hereto had executed a single copy of this Assignment.

5.    Governing Law. This Assignment shall be governed by and construed in accordance with the laws of the State of New Jersey.

6.    Authority. Assignor and Assignee each represent and warrant to the other party: (a) the execution, delivery and performance of this Assignment have been duly approved by such party and no further action is required on the part of such party to execute, deliver and perform this Assignment; (b) the person(s) executing this Assignment on behalf of such party have all requisite authority to execute and deliver this Assignment; and (c) this Assignment, as executed and delivered by such person(s), is valid, legal and binding on such party, and is enforceable against such party in accordance with its terms.

7.    Limitation of Liability.     Assignor’s liability under this Assignment shall be limited as set forth in Section 18 of the Agreement.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment to be executed as of the day and year first above written.

ASSIGNOR:

RT 70 HUDSON, LLC,
a Delaware limited liability company

By:
Name:
Its:

ASSIGNEE:
     ,
a ___________________________________

By:
Name:
Its:

State of         )
SS:

County of	)

I CERTIFY that on , 20__, ______________ personally appeared before me and this person acknowledged under oath, to my satisfaction, that this person:

(a) signed the attached instrument as _______________, ____________ of ________________________, sole member of _________________ (the “Maker”); and

(b) was authorized to execute the attached instrument on behalf of the Maker; and

(c) executed the attached instrument as the act of such corporation on behalf of, and as the voluntary act of, the Maker.

_______________________________
Notary Public

My Commission Expires:

State of         )
SS:

County of	)

I CERTIFY that on , 20_________, ________________ personally appeared before me and this person acknowledged under oath, to my satisfaction, that this person:

(a) signed the attached instrument as _______________________, which is the member of __________________, the member of __________________, the limited liability company named in the attached document (“__________”); and

(b) was authorized to execute the attached instrument on behalf of __________; and

(c) executed the attached instrument as the act of such corporation on behalf of, and as the voluntary act of, ___________.

_______________________________
Notary Public

My Commission Expires:

EXHIBIT A
Lease dated as of October 1, 1999 between 70 Hudson Street, L.L.C., a New Jersey limited liability company (“Hartz Land”), as landlord, and 70 Hudson Street Urban Renewal Associates, L.L.C., a New Jersey limited liability company (“Hartz Urban”), as tenant, a Memorandum of which dated April 25, 2000, was recorded May 23, 2000 in the Register’s Office in Deed Book 5620, page 329, as corrected by that certain Correction Memorandum of Lease between Hartz Land, as landlord, and Hartz Urban, as tenant, dated as of February 22, 2001 and recorded March 8, 2001 in Deed Book 5768, page 246. By that certain Assignment and Assumption of Landlord’s Interest in Lease dated April 11, 2011 and recorded April 13, 2011 in the Register’s Office in Deed Book 8786, page 712, Hartz Land assigned all of its right, title and interest under the Land Lease to RT 70 Hudson, LLC, a Delaware limited liability company. Hartz Urban assigned all of its rights, title and interest under the Land Lease to RT 70 Hudson Urban Renewal, LLC, a New Jersey limited liability company, by that certain Assignment and Assumption of Tenant’s Interest in Lease dated April 11, 2011 and recorded April 13, 2011 in the Register’s Office in Deed Book 8786, page 723.

EXHIBIT I

TENANT’S BUILDING LEASE ASSIGNMENT

ASSIGNMENT AND ASSUMPTION OF LEASE (Building Lease-Tenant’s Interest)

THIS ASSIGNMENT AND ASSUMPTION OF LEASE (this “Assignment”) is made and entered into as of the ___ day of ___________________, 20__ (the “Effective Date”), by and between RT 70 HUDSON, LLC, a Delaware limited liability company (“Assignor”) and                  (“Assignee”).
W I T N E S S E T H:

WHEREAS, pursuant to that certain Agreement of Purchase and Sale dated ________, 2015 (the “Agreement”), Assignor and RT 70 Hudson Urban Renewal, LLC (“Sellers”) agreed to sell to Assignee, and Assignee agreed to purchase from Sellers, that certain real property located at 70 RT Hudson Street, Jersey City, New Jersey (the “Property”) ;

WHEREAS, Assignor desires to assign to Assignee all of its right, title and interest in and to that certain lease more fully described in Exhibit A attached hereto and made a part hereof (collectively, the “Lease”), and Assignee desires to assume all obligations of Assignor thereunder;

NOW, THEREFORE, in consideration of TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Assignment and Assumption. Assignor does hereby sell, assign, transfer and set over to Assignee all of Assignor’s right, title and interest as “Tenant” under the Lease, and Assignee hereby assumes and agrees to perform all of Assignor’s duties and obligations as “Tenant” under the Lease arising on and after the Effective Date.

2.    Mutual Indemnification. Assignor shall indemnify, defend and hold Assignee harmless against and from any and all damages, claims, liabilities and costs (including reasonable attorney’s fees), expenses and causes of action that result from Assignor’s failure to perform its obligations under the Lease and that are attributable to the period prior to the Effective Date. Assignee shall indemnify, defend and hold Assignor harmless against and from any and all damages, claims, liabilities and costs (including reasonable attorney’s fees), expenses and causes of action that result from Assignee’s failure to perform its obligations under the Lease and that are attributable to the period on or after the Effective Date. The mutual indemnifications contained in this paragraph shall survive the Effective Date to the date (the “Termination Date”) occurring six (6) months after the Effective Date, at which time such mutual indemnifications shall terminate and be of no further force and effect, except for any claims made prior to the Termination Date.

3.    Successors and Assigns. This Assignment shall be binding upon and inure to the benefit of Assignor and Assignee and their respective successors and assigns.

4.    Counterparts. This Assignment may be executed in two (2) or more counterpart copies, all of which counterparts shall have the same force and effect as if the parties hereto had executed a single copy of this Assignment.

5.    Governing Law. This Assignment shall be governed by and construed in accordance with the laws of the State of New Jersey.

6.    Authority. Assignor and Assignee each represent and warrant to the other party: (a) the execution, delivery and performance of this Assignment have been duly approved by such party and no further action is required on the part of such party to execute, deliver and perform this Assignment; (b) the person(s) executing this Assignment on behalf of such party have all requisite authority to execute and deliver this Assignment; and (c) this Assignment, as executed and delivered by such person(s), is valid, legal and binding on such party, and is enforceable against such party in accordance with its terms.

7.    Limitation of Liability.     Assignor’s liability under this Assignment shall be limited as set forth in Section 18 of the Agreement.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment to be executed as of the day and year first above written.

ASSIGNOR:

RT 70 HUDSON, LLC,
a Delaware limited liability company

By:
Name:
Its:

ASSIGNEE:
     ,
a ___________________________________

By:
Name:
Its:

State of         )
SS:

County of	)

I CERTIFY that on , 20__, ______________ personally appeared before me and this person acknowledged under oath, to my satisfaction, that this person:

(a) signed the attached instrument as _______________, ____________ of ________________________, sole member of _________________ (the “Maker”); and

(b) was authorized to execute the attached instrument on behalf of the Maker; and

(c) executed the attached instrument as the act of such corporation on behalf of, and as the voluntary act of, the Maker.

_______________________________
Notary Public

My Commission Expires:

State of         )
SS:

County of	)

I CERTIFY that on , 20_________, ________________ personally appeared before me and this person acknowledged under oath, to my satisfaction, that this person:

(a) signed the attached instrument as _______________________, which is the member of __________________, the member of __________________, the limited liability company named in the attached document (“__________”); and

(b) was authorized to execute the attached instrument on behalf of __________; and

(c) executed the attached instrument as the act of such corporation on behalf of, and as the voluntary act of, ___________.

_______________________________
Notary Public

My Commission Expires:

EXHIBIT A

Lease dated as of October 1, 1999, originally between 70 Hudson Street Urban Renewal Associates, L.L.C., a New Jersey limited liability company (“Hartz Urban”), as landlord, and 70 Hudson, LLC, a Delaware limited liability company (“Hartz Land”), as tenant, a Memorandum of which dated April 25, 2000 was recorded May 23, 2000 in the Register’s Office in Deed Book 5620, page 333, as corrected by that certain Correction Memorandum of Lease dated as of April 25, 2000, between Hartz Urban, as landlord, and Hartz Land, as tenant, and recorded March 8, 2001 in the Register’s Office in Deed Book 5768, page 251. Hartz Urban assigned all of its right, title and interest under the Building Lease to RT 70 Hudson Urban Renewal, LLC, a New Jersey limited liability company, by that certain Assignment and Assumption of Landlord’s Interest in Lease dated April 11, 2011 and recorded April 13, 2011 in the Register’s Office in Deed Book 8786, page 734. Hartz Land assigned all of its right, title and interest under the Building Lease to RT 70 Hudson, LLC, a Delaware limited liability company, by that certain Assignment and Assumption of Tenant’s Interest in Lease dated April 11, 2011 and recorded April 13, 2011 in the Register’s Office in Deed Book 8786, page 745

EXHIBIT J

TENANT’S LAND LEASE ASSIGNMENT

ASSIGNMENT AND ASSUMPTION OF LEASE (Land Lease-Tenant’s Interest)

THIS ASSIGNMENT AND ASSUMPTION OF LEASE (this “Assignment”) is made and entered into as of the ___ day of ___________________, 20__ (the “Effective Date”), by and between RT 70 HUDSON URBAN RENEWAL, LLC, a Delaware limited liability company (“Assignor”) and                  (“Assignee”).
W I T N E S S E T H:

WHEREAS, pursuant to that certain Agreement of Purchase and Sale dated ________, 2015 (the “Agreement”), Assignor and RT Hudson, LLC (“Sellers”) agreed to sell to Assignee, and Assignee agreed to purchase from Sellers, that certain real property located at 70 Hudson Street, Jersey City, New Jersey (the “Property”) ;

WHEREAS, Assignor desires to assign to Assignee all of its right, title and interest in and to that certain lease more fully described in Exhibit A attached hereto and made a part hereof (collectively, the “Lease”), and Assignee desires to assume all obligations of Assignor thereunder;

NOW, THEREFORE, in consideration of TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Assignment and Assumption. Assignor does hereby sell, assign, transfer and set over to Assignee all of Assignor’s right, title and interest as “Tenant” under the Lease, and Assignee hereby assumes all of Assignor’s duties and obligations as “Tenant” under the Lease arising on and after the Effective Date.

2.    Mutual Indemnification. Assignor shall indemnify, defend and hold Assignee harmless against and from any and all damages, claims, liabilities and costs (including reasonable attorney’s fees), expenses and causes of action that result from Assignor’s failure to perform its obligations under the Lease and that are attributable to the period prior to the Effective Date. Assignee shall indemnify, defend and hold Assignor harmless against and from any and all damages, claims, liabilities and costs (including reasonable attorney’s fees), expenses and causes of action that result from Assignee’s failure to perform its obligations under the Lease and that are attributable to the period on or after the Effective Date. The mutual indemnifications contained in this paragraph shall survive the Effective Date to the date (the “Termination Date”) occurring six (6) months after the Effective Date, at which time such mutual indemnifications shall terminate and be of no further force and effect, except for any claims made prior to the Termination Date.

3.    Successors and Assigns. This Assignment shall be binding upon and inure to the benefit of Assignor and Assignee and their respective successors and assigns.

4.    Counterparts. This Assignment may be executed in two (2) or more counterpart copies, all of which counterparts shall have the same force and effect as if the parties hereto had executed a single copy of this Assignment.

5.    Governing Law. This Assignment shall be governed by and construed in accordance with the laws of the State of New Jersey.

6.    Authority. Assignor and Assignee each represent and warrant to the other party: (a) the execution, delivery and performance of this Assignment have been duly approved by such party and no further action is required on the part of such party to execute, deliver and perform this Assignment; (b) the person(s) executing this Assignment on behalf of such party have all requisite authority to execute and deliver this Assignment; and (c) this Assignment, as executed and delivered by such person(s), is valid, legal and binding on such party, and is enforceable against such party in accordance with its terms.

7.    Limitation of Liability.     Assignor’s liability under this Assignment shall be limited as set forth in Section 18 of the Agreement

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment to be executed as of the day and year first above written.

ASSIGNOR:

RT 70 HUDSON URBAN RENEWAL, LLC,
a New Jersey limited liability company

By:
Name:
Its:

ASSIGNEE:
     ,
a ___________________________________

By:
Name:
Its:

State of         )
SS:

County of	)

I CERTIFY that on , 20__, ______________ personally appeared before me and this person acknowledged under oath, to my satisfaction, that this person:

(a) signed the attached instrument as _______________, ____________ of ________________________, sole member of _________________ (the “Maker”); and

(b) was authorized to execute the attached instrument on behalf of the Maker; and

(c) executed the attached instrument as the act of such corporation on behalf of, and as the voluntary act of, the Maker.

_______________________________
Notary Public

My Commission Expires:

State of         )
SS:

County of	)

I CERTIFY that on , 20_________, ________________ personally appeared before me and this person acknowledged under oath, to my satisfaction, that this person:

(a) signed the attached instrument as _______________________, which is the member of __________________, the member of __________________, the limited liability company named in the attached document (“__________”); and

(b) was authorized to execute the attached instrument on behalf of __________; and

(c) executed the attached instrument as the act of such corporation on behalf of, and as the voluntary act of, ___________.

_______________________________
Notary Public

My Commission Expires:

EXHIBIT A

Lease dated as of October 1, 1999 between 70 Hudson Street, L.L.C., a New Jersey limited liability company (“Hartz Land”), as landlord, and 70 Hudson Street Urban Renewal Associates, L.L.C., a New Jersey limited liability company (“Hartz Urban”), as tenant, a Memorandum of which dated April 25, 2000, was recorded May 23, 2000 in the Register’s Office in Deed Book 5620, page 329, as corrected by that certain Correction Memorandum of Lease between Hartz Land, as landlord, and Hartz Urban, as tenant, dated as of February 22, 2001 and recorded March 8, 2001 in Deed Book 5768, page 246. By that certain Assignment and Assumption of Landlord’s Interest in Lease dated April 11, 2011 and recorded April 13, 2011 in the Register’s Office in Deed Book 8786, page 712, Hartz Land assigned all of its right, title and interest under the Land Lease to RT 70 Hudson, LLC, a Delaware limited liability company. Hartz Urban assigned all of its rights, title and interest under the Land Lease to RT 70 Hudson Urban Renewal, LLC, a New Jersey limited liability company, by that certain Assignment and Assumption of Tenant’s Interest in Lease dated April 11, 2011 and recorded April 13, 2011 in the Register’s Office in Deed Book 8786, page 723.

EXHIBIT K

LANDLORD’S BUILDING LEASE ASSIGNMENT

ASSIGNMENT AND ASSUMPTION OF LEASE (Building Lease-Landlord’s Interest)

THIS ASSIGNMENT AND ASSUMPTION OF LEASE (this “Assignment”) is made and entered into as of the ___ day of ___________________, 20__ (the “Effective Date”), by and between RT 70 HUDSON URBAN RENEWAL, LLC, a Delaware limited liability company (“Assignor”) and                  (“Assignee”).
W I T N E S S E T H:

WHEREAS, pursuant to that certain Agreement of Purchase and Sale dated ________, 2015 (the “Agreement”), Assignor and RT 70 Hudson, LLC (“Sellers”) agreed to sell to Assignee, and Assignee agreed to purchase from Sellers, that certain real property located at 70 Hudson Street, Jersey City, New Jersey (the “Property”) ;

WHEREAS, Assignor desires to assign to Assignee all of its right, title and interest in and to that certain lease more fully described in Exhibit A attached hereto and made a part hereof (collectively, the “Lease”), and Assignee desires to assume all obligations of Assignor thereunder;

NOW, THEREFORE, in consideration of TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Assignment and Assumption. Assignor does hereby sell, assign, transfer and set over to Assignee all of Assignor’s right, title and interest as “Landlord” under the Lease, and Assignee hereby assumes and agrees to perform all of Assignor’s duties and obligations as “Landlord” under the Lease arising on and after the Effective Date.

2.    Mutual Indemnification. Assignor shall indemnify, defend and hold Assignee harmless against and from any and all damages, claims, liabilities and costs (including reasonable attorney’s fees), expenses and causes of action that result from Assignor’s failure to perform its obligations under the Lease and that are attributable to the period prior to the Effective Date. Assignee shall indemnify, defend and hold Assignor harmless against and from any and all damages, claims, liabilities and costs (including reasonable attorney’s fees), expenses and causes of action that result from Assignee’s failure to perform its obligations under the Lease and that are attributable to the period on or after the Effective Date. The mutual indemnifications contained in this paragraph shall survive the Effective Date to the date (the “Termination Date”) occurring six (6) months after the Effective Date, at which time such mutual indemnifications shall terminate and be of no further force and effect, except for any claims made prior to the Termination Date.

3.    Successors and Assigns. This Assignment shall be binding upon and inure to the benefit of Assignor and Assignee and their respective successors and assigns.

4.    Counterparts. This Assignment may be executed in two (2) or more counterpart copies, all of which counterparts shall have the same force and effect as if the parties hereto had executed a single copy of this Assignment.

5.    Governing Law. This Assignment shall be governed by and construed in accordance with the laws of the State of New Jersey.

6.    Authority. Assignor and Assignee each represent and warrant to the other party: (a) the execution, delivery and performance of this Assignment have been duly approved by such party and no further action is required on the part of such party to execute, deliver and perform this Assignment; (b) the person(s) executing this Assignment on behalf of such party have all requisite authority to execute and deliver this Assignment; and (c) this Assignment, as executed and delivered by such person(s), is valid, legal and binding on such party, and is enforceable against such party in accordance with its terms.

7.    Limitation of Liability.     Assignor’s liability under this Assignment shall be limited as set forth in Section 18 of the Agreement

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment to be executed as of the day and year first above written.

ASSIGNOR:

RT 70 HUDSON URBAN RENEWAL, LLC,
a New Jersey limited liability company

By:
Name:
Its:

ASSIGNEE:
     ,
a ___________________________________

By:
Name:
Its:

State of         )
SS:

County of	)

I CERTIFY that on , 20__, ______________ personally appeared before me and this person acknowledged under oath, to my satisfaction, that this person:

(a) signed the attached instrument as _______________, ____________ of ________________________, sole member of _________________ (the “Maker”); and

(b) was authorized to execute the attached instrument on behalf of the Maker; and

(c) executed the attached instrument as the act of such corporation on behalf of, and as the voluntary act of, the Maker.

_______________________________
Notary Public

My Commission Expires:

State of         )
SS:

County of	)

I CERTIFY that on , 20_________, ________________ personally appeared before me and this person acknowledged under oath, to my satisfaction, that this person:

(a) signed the attached instrument as _______________________, which is the member of __________________, the member of __________________, the limited liability company named in the attached document (“__________”); and

(b) was authorized to execute the attached instrument on behalf of __________; and

(c) executed the attached instrument as the act of such corporation on behalf of, and as the voluntary act of, ___________.

_______________________________
Notary Public

My Commission Expires:

EXHIBIT A

Lease dated as of October 1, 1999, originally between 70 Hudson Street Urban Renewal Associates, L.L.C., a New Jersey limited liability company (“Hartz Urban”), as landlord, and 70 Hudson, LLC, a Delaware limited liability company (“Hartz Land”), as tenant, a Memorandum of which dated April 25, 2000 was recorded May 23, 2000 in the Register’s Office in Deed Book 5620, page 333, as corrected by that certain Correction Memorandum of Lease dated as of April 25, 2000, between Hartz Urban, as landlord, and Hartz Land, as tenant, and recorded March 8, 2001 in the Register’s Office in Deed Book 5768, page 251. Hartz Urban assigned all of its right, title and interest under the Building Lease to RT 70 Hudson Urban Renewal, LLC, a New Jersey limited liability company, by that certain Assignment and Assumption of Landlord’s Interest in Lease dated April 11, 2011 and recorded April 13, 2011 in the Register’s Office in Deed Book 8786, page 734. Hartz Land assigned all of its right, title and interest under the Building Lease to RT 70 Hudson, LLC, a Delaware limited liability company, by that certain Assignment and Assumption of Tenant’s Interest in Lease dated April 11, 2011 and recorded April 13, 2011 in the Register’s Office in Deed Book 8786, page 745.

EXHIBIT L

FINANCIAL AGREEMENT ASSIGNMENT

ASSIGNMENT AND ASSUMPTION OF FINANCIAL AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION OF FINANCIAL AGREEMENT (this “Assignment”) is made and entered into as of the ___ day of ___________________, 20__ (the “Effective Date”), by and between RT 70 HUDSON URBAN RENEWAL, LLC, a New Jersey limited liability company (“Assignor”) and                  (“Assignee”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Agreement of Purchase and Sale dated ________, 2015 (the “Agreement”), Assignor and RT 70 Hudson, LLC (“Sellers”) agreed to sell to Assignee, and Assignee agreed to purchase from Sellers, that certain real property located at 70 Hudson Street, Jersey City, New Jersey (the “Property”) ;

WHEREAS, Assignor desires to assign to Assignee all of its right, title and interest in and to that certain Financial Agreement dated October 20, 1999 (the “Financial Agreement”), now between Assignor and the City of Jersey City, New Jersey, and Assignee desires to assume all obligations of Assignor thereunder;

NOW, THEREFORE, in consideration of TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Assignment and Assumption. Assignor does hereby sell, assign, transfer and set over to Assignee all of Assignor’s right, title and interest under the Financial Agreement, and Assignee hereby assumes and agrees to perform all of Assignor’s duties and obligations under the Financial Agreement arising on and after the Effective Date.

2.    Mutual Indemnification. Assignor shall indemnify, defend and hold Assignee harmless against and from any and all damages, claims, liabilities and costs (including reasonable attorney’s fees), expenses and causes of action that result from Assignor’s failure to perform its obligations under the Financial Agreement and that are attributable to the period prior to the Effective Date. Assignee shall indemnify, defend and hold Assignor harmless against and from any and all damages, claims, liabilities and costs (including reasonable attorney’s fees), expenses and causes of action that result from Assignee’s failure to perform its obligations under the Financial Agreement and that are attributable to the period on or after the Effective Date. The mutual indemnifications contained in this paragraph shall survive the Effective Date to the date (the “Termination Date”) occurring six (6) months after the Effective Date, at which time such mutual indemnifications shall terminate and be of no further force and effect, except for any claims made prior to the Termination Date.

3.    Successors and Assigns. This Assignment shall be binding upon and inure to the benefit of Assignor and Assignee and their respective successors and assigns.

4.    Counterparts. This Assignment may be executed in two (2) or more counterpart copies, all of which counterparts shall have the same force and effect as if the parties hereto had executed a single copy of this Assignment.

5.    Governing Law. This Assignment shall be governed by and construed in accordance with the laws of the State of New Jersey.

6.    Authority. Assignor and Assignee each represent and warrant to the other party: (a) the execution, delivery and performance of this Assignment have been duly approved by such party and no further action is required on the part of such party to execute, deliver and perform this Assignment; (b) the person(s) executing this Assignment on behalf of such party have all requisite authority to execute and deliver this Assignment; and (c) this Assignment, as executed and delivered by such person(s), is valid, legal and binding on such party, and is enforceable against such party in accordance with its terms.

7.    Limitation of Liability.     Assignor’s liability under this Assignment shall be limited as set forth in Section 18 of the Agreement

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment to be executed as of the day and year first above written.

ASSIGNOR:

RT 70 HUDSON URBAN RENEWAL, LLC,
a New Jersey limited liability company

By:
Name:
Its:

ASSIGNEE:
     ,
a ___________________________________

By:
Name:
Its:

ASSIGNMENT OF SERVICE CONTRACTS

ASSIGNMENT AND ASSUMPTION OF SERVICE CONTRACTS

THIS ASSIGNMENT AND ASSUMPTION OF SERVICE CONTRACTS (this “Assignment”) is made and entered into as of the ___ day of ___________________, 20__, by and between RT 70 HUDSON, LLC, a Delaware limited liability company (“Assignor”) and                  (“Assignee”).
W I T N E S S E T H:

WHEREAS, pursuant to that certain Agreement of Purchase and Sale dated ________, 2015, Assignor and RT 70 Hudson Urban Renewal, LLC (“Sellers”) agreed to sell to Assignee, and Assignee agreed to purchase from Sellers, that certain real property located at 70 Hudson Street, Jersey City, New Jersey (the “Property”) ;

WHEREAS, Assignor desires to assign to Assignee all of its right, title and interest in and to those certain service contracts more fully described in Exhibit A attached hereto and made a part hereof (collectively, the “Service Contracts”), and Assignee desires to assume all obligations of Assignor thereunder;

NOW, THEREFORE, in consideration of TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Assignment and Assumption. Assignor does hereby sell, assign, transfer and set over to Assignee all of Assignor’s right, title and interest under the Service Contracts, and Assignee hereby assumes and agrees to perform all of Assignor’s duties and obligations under the Service Contracts arising following the Effective Date.

2.    Successors and Assigns. This Assignment shall be binding upon and inure to the benefit of Assignor and Assignee and their respective successors and assigns.

3.    Counterparts. This Assignment may be executed in two (2) or more counterpart copies, all of which counterparts shall have the same force and effect as if the parties hereto had executed a single copy of this Assignment.

4.    Governing Law. This Assignment shall be governed by and construed in accordance with the laws of the State of New Jersey.

5.    Authority. Assignor and Assignee each represent and warrant to the other party: (a) the execution, delivery and performance of this Assignment have been duly approved by such party and no further action is required on the part of such party to execute, deliver and perform this Assignment; (b) the person(s) executing this Assignment on behalf of such party have all requisite authority to execute and deliver this Assignment; and (c) this Assignment, as executed and delivered by such person(s), is valid, legal and binding on such party, and is enforceable against such party in accordance with its terms.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment to be executed as of the day and year first above written.

ASSIGNOR:

RT 70 HUDSON, LLC,
a Delaware limited liability company

By:
Name:
Its:

ASSIGNEE:
     ,
a ___________________________________

By:
Name:
Its:

EXHIBIT N
DEED

This Deed is made as of ___________________, 20__:
BETWEEN
RT 70 HUDSON, LLC, a Delaware limited liability company, having an address at c/o Chambers Street Properties, 47 Hulfish Street, Suite 210, Princeton, New Jersey 08542

referred to as the “Grantor”.

AND

referred to as the “Grantee”.

The words “Grantor” and “Grantee” shall mean all the Grantors and all the Grantees listed above.

Transfer of Ownership. The Grantor grants and conveys (transfers ownership of) the property described below to the Grantee. This transfer is made for the sum of _________________________________________ ($______________________). The Grantor acknowledges receipt of this money.

Tax Map Reference. (N.J.S.A. 46:26A-3) City of Jersey City, County of Hudson, New Jersey.

Block 5, Lot 30

Property. The property (“Property”) consists of that certain tract of land and all improvements thereon located in the City of Jersey City, County of Hudson and State of New Jersey. The legal description is:

See Exhibit A attached hereto and made a part hereof.

BEING the same lands and premises conveyed to Grantor by deed from 70 Hudson Street, L.L.C., a New Jersey limited liability company, dated April 11, 2011, recorded on April 13, 2011 in the Office of the Clerk of Hudson County in Deed Book 8786 at Page 703.

SUBJECT to all restrictions and easements of record.

Promises by Grantor. The Grantor promises that the Grantor has done no act to encumber the Property. This promise is called a “covenant as to grantor’s acts” (N.J.S.A. 46:4-6). This promise means that the Grantor has not allowed anyone else to obtain any legal rights which affect the Property (such as by making a mortgage or allowing a judgment to be entered against the Grantor).

Signatures. The Grantor signs this Deed as of the date at the top of the first page.

RT 70 HUDSON, LLC,
a Delaware limited liability company

By:
Name:
Its:

STATE OF NEW JERSEY
SS.:
COUNTY OF
I CERTIFY that on _______ ___, 20__, ________________________________, personally came before me and stated under oath, to my satisfaction, that:

a.	this person is the __________________________ of RT 70 HUDSON, LLC, the Delaware limited liability company named in this instrument;

b.	this person is authorized by the limited liability company to sign and deliver this instrument on behalf of the limited liability company;

c.	this instrument was signed and delivered by the limited liability company as its voluntary act and deed; and

d.	the full and actual consideration paid or to be paid for the transfer of title is $_______________________________. (Such consideration is defined in N.J.S.A. 46:15-5).

____________________________
Notary Public

EXHIBIT A

LEGAL DESCRIPTION

EXHIBIT O
FROM OF TENANT ESTOPPEL CERTIFICATE

To:	RT 70 Hudson, LLC
c/o Chambers Street Properties
47 Hulfish Street, Suite 210
Princeton, New Jersey 08542
Attention: Legal Department
Email: Legal@CSPREIT.com

and
______________ (“Buyer”)
______________
______________
______________

RE:
The Premises: __________________ at 70 Hudson Street, Jersey City, New Jersey Lease set forth in Exhibit A attached hereto (the “Lease”), now between RT 70 Hudson, LLC (“Landlord”) and ______________________ (“Tenant”)

The undersigned tenant (“Tenant”) hereby certifies to Buyer and Landlord as follows:
1.    The Lease has not been canceled, modified, extended or amended except as set forth on Exhibit A attached hereto. The Lease is in full force and effect.
2.    Rent has been paid to the first day of the current month and all additional rent has been paid and collected in a current manner. There is no prepaid rent except $______ for ________, 20__ and the amount of the security deposit is $________.
3.    Basic Rent is currently payable monthly in the amount of $______ exclusive of Tenant’s share of real estate taxes and operating expenses. Tenant is required to pay real estate taxes and operating expenses as set forth in the Lease.
4.    The term of the Lease terminates on __________, 20__. Tenant has no right to renew the term of the Lease.
5.    Tenant has accepted and is in occupancy of the Premises. All work to be performed for Tenant under the Lease has been performed as required and has been accepted by Tenant, except as follows: ______________________. All required contributions and/or allowances by Landlord to Tenant on account of improvements to the Premises have been received.
6.    Neither Tenant nor, to the Tenant’s actual knowledge, Landlord is in default under the Lease. To Tenant’s actual knowledge, Tenant has no claims or defenses against the

Landlord and is not entitled to any offsets or deductions in rent, free rent, rent credit or other leasing concession under the Lease.
7.    The undersigned has no right or option pursuant to the Lease or otherwise to purchase all or any part of the Premises or the building of which the Premises are a part.
8.    There are no other agreements written or oral between the undersigned and the Landlord with respect to the Lease and/or the Premises and the building of which the Premises are a part.
9.    Tenant has not assigned, transferred or hypothecated the Lease or any interest therein or subleased all or any portion of the Premises or granted any other agreement, concession or license thereof, except as follows: _______________________.
10.    The statements contained herein may be relied upon by the Landlord, Buyer and each of their respective principals, members, managers, officers, lenders, successors and assigns.
11.    This Tenant Estoppel Certificate may be executed in counterparts, each of which when taken together shall constitute one and the same document.
If a blank in this document is not filled in, the blank will be deemed to read “none.”

[Signature Page Immediately Follows]

The undersigned signatory is duly appointed and authorized to sign and deliver this Tenant Estoppel Certificate.
Dated this ____ day of ________, ____
Tenant: ________________________
By: ___________________________
Name:
Title:

EXHIBIT P

LETTERS TO OCCUPANCY TENANT

P-1

FIRST AMENDMENT TO AGREEMENT OF PURCHASE AND SALE
(70 Hudson Street, Jersey City, New Jersey)
This First Amendment to Agreement of Purchase and Sale (this “Amendment”) is made as of January 15, 2016 (the “Effective Date”) by and between RT 70 HUDSON, LLC, a Delaware limited liability company, and RT 70 HUDSON URBAN RENEWAL, LLC, a New Jersey limited liability company (together, “Seller”), and SSC IV INVESTOR, LLC, a Delaware limited liability company, and SSC V INVESTOR, LLC, a Delaware limited liability company (together, “Buyer”).
RECITALS
A.Seller and Buyer entered into that certain Agreement of Purchase and Sale, dated as of November 9, 2015 (the “Purchase Agreement”), with respect to the purchase and sale of certain real property and the improvements thereon located in Jersey City, New Jersey, as more particularly described in the Purchase Agreement.
B.Seller and Buyer desire to amend the Purchase Agreement as more particularly set forth in this Amendment.
AGREEMENTS
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer hereby agree as follows:
1.Capitalized Terms. All capitalized terms used herein and not defined herein shall have the meanings set forth in the Purchase Agreement.
2.Occupancy Lease. Section 7.1.6(b) of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:
(b)    The term of the Occupancy Lease will expire on January 31, 2016.
3.Tenant Estoppel Condition.
Section 8.1 of the Purchase Agreement (including Sections 8.1.1 and 8.1.2) is hereby deleted in its entirety.
4. Financial Agreement Condition. The first and second sentences of Section 8.2.2 of the Purchase Agreement are hereby deleted in their entirety and replaced with the following:
If the Financial Agreement Condition is not satisfied on or prior to May 1, 2016, then either Buyer or Seller may terminate this Agreement in which event the Deposit, including all interest earned thereon, shall be promptly returned to Buyer and the parties shall be released from all further obligations and liabilities hereunder, except with respect to the Surviving Obligations and the Withdrawal Request.

2

5.Closing; Time and Place. Section 9.1 of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:
The closing contemplated by this Agreement (the “Closing”) shall take place on the date (“Closing Date”) that is five (5) Business Days after the later to occur of the satisfaction of (i) the Financial Agreement Condition set forth in Section 8.2 above; and (ii) the receipt of the letter from the Director of the Division more fully described in the third sentence of Section 20 below, or on such other date as mutually agreed upon by the parties in writing; provided, however, that in no event shall the Closing Date occur after May 1, 2016. Time is of the essence with respect to the Closing.
6.Seller’s Closing Documents and Requirements.
(a)Sections 9.2.3, 9.2.11, 9.2.12 and 9.2.17 of the Purchase Agreement are hereby deleted from the Purchase Agreement.
(b)Section 9.2.10 is hereby amended to delete the reference to the Occupancy Lease.
7.Buyer’s Closing Documents and Requirements. Section 9.3.1 of the Purchase Agreement is hereby amended to delete the reference to the Occupancy Lease.
8.Adjustments and Prorations. Section 10 of the Purchase Agreement is hereby amended to provide that there shall be no adjustments or prorations with respect to the Occupancy Lease.
9.Bulk Sales Notice. Section 20 of the Purchase Agreement is hereby amended to insert the following sentence.
“Buyer shall submit the Tax Notification to the Director of the Division by January 31, 2016”.
10.Full Force and Effect. Except as amended by this Amendment, the Purchase Agreement is unmodified hereby, and as modified by this Amendment, the Purchase Agreement remains in full force and effect. The terms of this Amendment are hereby incorporated into the Purchase Agreement as if set forth fully therein. In the event of a conflict between the terms in the Purchase Agreement and the terms of this Amendment, this Amendment shall prevail.
11.Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original and both of which together shall constitute one and the same agreement. This Amendment may be executed by a party's signature transmitted by facsimile ("fax") or by electronic mail in portable document format ("pdf"), and copies of this Amendment executed and delivered by means of faxed or pdf signatures shall have the same force and effect as copies hereof executed and delivered with original signatures. All parties hereto may rely upon faxed or pdf signatures as if such signatures were originals. All parties hereto agree that a faxed or pdf signature page may be introduced into evidence in any proceeding arising out of or related to this Amendment as if it were an original signature page.

3

Each signatory of this Amendment represents hereby that he or she has the authority to execute and deliver it on behalf of the party hereto for which such signatory is acting.

[Signature Page Follows]

4

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

SELLER:
RT 70 HUDSON, LLC,
a Delaware limited liability company

By: /s/ Alan B. Rothschild
Name: Alan B. Rothschild
Title: Managing Director

RT 70 HUDSON URBAN RENEWAL, LLC,
a New Jersey limited liability company
By: /s/ Alan B. Rothschild
Name: Alan B. Rothschild
Title: Managing Director

BUYER:
SSC IV INVESTOR, LLC,
a Delaware limited liability company

By: /s/ John S. Grassi
Name: John S. Grassi
Title: President

SSC V INVESTOR, LLC,
a Delaware limited liability company

By: /s/ John S. Grassi
Name: John S. Grassi
Title: President

5

SECOND AMENDMENT TO AGREEMENT OF PURCHASE AND SALE
(70 Hudson Street, Jersey City, New Jersey)

THIS SECOND AMENDMENT TO AGREEMENT OF PURCHASE AND SALE (this “Amendment”) is made as of February 22, 2016 (the “Effective Date”) by and between RT 70 HUDSON, LLC, a Delaware limited liability company, and RT 70 HUDSON URBAN RENEWAL, LLC, a New Jersey limited liability company (together, “Seller”), and 70 HUDSON WATERFRONT, LLC, a Delaware limited liability company (“Buyer”).
RECITALS
A.Seller, as seller, and SCC IV Investor, LLC, a Delaware limited liability company, and SCC V Investor, LLC, a Delaware limited liability company, as buyer (together, “Original Buyer”) entered into to that certain Agreement of Purchase and Sale dated as of November 9, 2015, as amended by that certain First Amendment to Agreement of Purchase and Sale (70 Hudson Street, Jersey City, New Jersey) dated January 15, 2016 (collectively, the “Purchase Agreement”), with respect to the purchase and sale of certain real property and the improvements thereon located at 70 Hudson Street in Jersey City, New Jersey, as more particularly described in the Purchase Agreement. By that certain Assignment and Assumption of Agreement of Purchase and Sale of even date herewith, Original Buyer assigned and transferred to Buyer all of Original Buyer’s right, title and interest in, to and under the Purchase Agreement
B.Seller and Buyer desire to amend the Purchase Agreement as more particularly set forth in this Amendment.
AGREEMENTS
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer hereby agree as follows:
1.Capitalized Terms. All capitalized terms used herein and not defined herein shall have the meanings set forth in the Purchase Agreement.
2.Joint Condition. Section 8.2 of the Purchase Agreement (including Sections 8.2.1 and 8.2.2) is hereby deleted in its entirety.
3.Closing; Time and Place. Section 9.1 of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:
9.1    Time and Place. The closing contemplated by this Agreement (the “Closing”) shall take place on February 25, 2016 (the “Closing Date”) or such other date as mutually agreed upon by the parties in writing. The Closing shall be conducted

1

through an escrow with Escrow Agent. Time is of the essence with respect to the Closing.
4.Termination Notice.    A new Section 9.6 is hereby added to the Purchase Agreement to read as follows:
9.6 Financial Agreement Notice. At the Closing, Seller shall execute and deliver to Escrow Agent a notice of termination of the Financial Agreement addressed to the City and in the form of Exhibit Q attached hereto (the “Termination Notice”), together with instructions to Escrow Agent that, upon Closing, the Termination Notice shall be delivered by Escrow Agent to Buyer’s lender, Wells Fargo Bank, National Association (“Buyer’s Lender”), as directed in writing by Buyer. In addition, at the Closing, Escrow Agent shall collect from each of Seller and Buyer an amount equal to one-half (1/2) of the administrative or transfer fee charged by the City in connection with the assignment of the Financial Agreement to Buyer (the “Transfer Fee”). The Transfer Fee shall be paid by Escrow Agent (i) to the City if Buyer’s Lender so directs or (ii) reimbursed one-half (1/2) to Seller and one-half (1/2) to Buyer, if Buyer’s Lender or Buyer delivers the Termination Notice to the City.
5.Full Force and Effect. Except as amended by this Amendment, the Purchase Agreement is unmodified hereby, and as modified by this Amendment, the Purchase Agreement remains in full force and effect. The terms of this Amendment are hereby incorporated into the Purchase Agreement as if set forth fully therein. In the event of a conflict between the terms in the Purchase Agreement and the terms of this Amendment, this Amendment shall prevail.
6.Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original and both of which together shall constitute one and the same agreement. This Amendment may be executed by a party's signature transmitted by facsimile ("fax") or by electronic mail in portable document format ("pdf"), and copies of this Amendment executed and delivered by means of faxed or pdf signatures shall have the same force and effect as copies hereof executed and delivered with original signatures. All parties hereto may rely upon faxed or pdf signatures as if such signatures were originals. All parties hereto agree that a faxed or pdf signature page may be introduced into evidence in any proceeding arising out of or related to this Amendment as if it were an original signature page.
Each signatory of this Amendment represents hereby that he or she has the authority to execute and deliver it on behalf of the party hereto for which such signatory is acting.

[Signature Page Follows]

2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

SELLER:
RT 70 HUDSON, LLC,
a Delaware limited liability company

By: /s/ Alan B. Rothschild
Name: Alan B. Rothschild
Title: Managing Director

RT 70 HUDSON URBAN RENEWAL, LLC,
a New Jersey limited liability company
By: /s/ Alan B. Rothschild
Name: Alan B. Rothschild
Title: Managing Director

BUYER:
70 HUDSON WATERFRONT, LLC,
a Delaware limited liability company

By: /s/ John S. Grassi
Name: John S. Grassi
Title: President

3

EXHIBIT Q

March ___, 2016

VIA CERTIFIED MAIL RETURN RECEIPT REQUESTED

Honorable Steven M. Fulop, Mayor
City of Jersey City
City Hall
280 Grove Street
Jersey City, New Jersey 07302

City of Jersey City, Office of the City Clerk
City Hall
280 Grove Street
Jersey City, New Jersey 07302

RE:	NOTICE OF TERMINATION OF 70 HUDSON STREET FINANCIAL AGREEMENT

Dear Mayor Fulop and City Clerk Byrne:

As you are aware, RT 70 Hudson Urban Renewal, LLC (“RT 70 Hudson”) conveyed all of its interests in property commonly known as 70 Hudson Street, Jersey City, New Jersey and currently designated as Block 5, Lot 30 (formerly known as Block 5, Lots 1. 2. 3. 4 and A2), on the Official Tax Assessor’s Map of the City of Jersey City (the “Project”) to 70 Hudson Waterfront Urban Renewal, LLC (“70 Hudson Waterfront”) on February 25, 2016. The Project is currently subject to that certain Financial Agreement, dated October 20, 1999 (the “Financial Agreement”), with the City of Jersey City (the “City”) granting a 20 year tax exemption for the Project. Pursuant to City Ordinance 16.034, which the Municipal Council of the City passed on February 24, 2016, the City consented to such transfer and such consent was to be further memorialized by a Consent to Assignment of Financial Agreement and Assumption of Financial Agreement Among RT 70 Hudson, 70 Hudson Waterfront and the City (the “Consent Agreement”). Due to unforeseen delays, RT 70 Hudson, 70 Hudson Waterfront and the City are unable to execute the Consent Agreement as of the date hereof.

Accordingly, please be advised that, pursuant to Section 12.2 of the Financial Agreement, RT 70 Hudson and 70 Hudson Waterfront hereby terminate the Financial Agreement and relinquish the tax exempt status of the Project effective as of 11:59 p.m. Eastern Standard Time on February 24, 2016. RT 70 Hudson will comply with the financial accounting requirements required pursuant to Section 12.3 of the Financial Agreement and any other requirements of the Financial Agreement with respect to such termination.

4

Thank you for your time and anticipated cooperation with respect to this matter. Please be guided accordingly.

Very truly yours,
RT 70 HUDSON URBAN RENEWAL, LLC

By: _______________________________________
Name:
Title:

70 HUDSON WATERFRONT URBAN RENEWAL, LLC

By: _______________________________________
Name:
Title:

cc:    Anthony Cruz, Director, HEDC
Maureen Cosgrove, CMFO/CTC, Office of Abatement Management
Robert J. Kakoleski, CMFO, Business Administrator
Joanne Monahan, Corporation Counsel
John Hallanan, Assistant Corporation Counsel

5